                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-8419
                                                     ----------

                               Forward Funds, Inc.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                       433 California Street, 11/th/ Floor
                             San Francisco, CA 94104
              ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Alan Reid, Jr.
                               Forward Funds, Inc.
                       433 California Street, 11/th/ Floor
                             San Francisco, CA 94104
              ---------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-999-6809
                                                           --------------

                   Date of fiscal year end: December 31, 2003
                                           -------------------

                   Date of reporting period: December 31, 2003
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                 FORWARD FUNDS

[LOGO]

ANNUAL REPORT
December 31, 2003

________________________________________________________________________________
                                      [_]

                                                              Table of Contents


                  Shareholder Letter......................  1

                  Portfolios of Investments............... 30

                  Statement of Assets and Liabilities..... 52

                  Statement of Operations................. 55

                  Statements of Changes in Net Assets..... 58

                  Financial Highlights.................... 63

                  Notes to Financial Statements........... 74

Forward Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

________________________________________________________________________________
                                                              December 31, 2003

________________________________________________________________________________
                                      [_]


Dear Shareholders,

2003 was a year of change and growth for Forward Funds. To make our fund family more attractive to a broad range of investors, we continued to improve our offerings by adding new mutual fund products and reducing the expenses for some of our existing funds.

In 2003 we introduced two new mutual funds--the Forward Hoover Mini-Cap Fund and the Forward International Small Companies Fund and added an institutional share class to the Forward Hoover Small Cap Equity Fund.

The introduction of the Forward Hoover Mini-Cap Fund provides both individual and institutional investors with the opportunity to invest in very small U.S. companies in a Fund managed by Irene Hoover, who has managed our Small Cap Equity Fund since 1998.

In December we adopted an existing Fund from the Pictet Funds. Pictet & Cie is a Geneva-based private bank that was started in 1805. Early last year, the management team at Pictet made the strategic decision to focus its efforts on portfolio management--rather than sales and distribution--and worked with us to adopt their International Small Companies Fund. The new Forward International Small Companies Fund is a no-load fund that invests in well run small companies in developed countries.

Recently, we have also reduced the expense ratio of the Forward Hansberger International Growth Fund to 1.69% from 1.99%.

If you would like more information about the Forward Hoover Small Cap Equity or Mini-Cap Funds, the Forward International Small Companies Fund, or the Forward Hansberger International Growth Fund, please visit our web site at www.forwardfunds.com or call us at (800) 999-6809.

Investment Performance

We also rewarded our shareholders with compelling performance in 2003. Each Forward Fund performed well as the Forward Hoover Small Cap Equity Fund gained 36.49%, the new Forward Hoover Mini-Cap Fund returned 43.91%, the Forward Hansberger International Growth Fund was

________________________________________________________________________________
December 31, 2003
                                      1

________________________________________________________________________________
                                      [_]

up 37.76% and the Forward Uniplan Real Estate Investment Fund gained 28.53% during the year.

2003 Market Rally

The results of the war in Iraq and signs of economic growth in the U.S., including impressive corporate profit reports, jump-started the stock market in 2003. Over 92% of the stocks in the S&P 500 had positive returns and the index gained 26% for the year. The Dow Jones Industrial Average was up almost 29% and the NASDAQ Composite Index was up 50%. The strong performance of the NASDAQ was driven by the year's best-performing sector--technology stocks.

Small company stocks in the U.S. also had exceptional results with a 45% return as measured by the Russell 2000 Index. Real Estate Investment Trusts (REITs) were not far behind finishing the year up 37%.

The performance story was much the same in the international markets where the Morgan Stanley All Country World Free ex-US Index returned 41% for the year. Smaller company international stocks faired even better with a 59% return as represented by the HSBC World ex-U.S. Smaller Companies Index. Hong Kong and Germany were among the standouts in the global bull market. Even Japan emerged from its prolonged market slide and posted a 60% gain.

Mutual Fund Industry Issues

Despite all the good news in the stock markets, 2003 was a challenging time for the mutual fund industry. Headline after headline raised troublesome questions about industry conduct and practices. Regulators focused their attention on activities ranging from the unethical to the unlawful. Inevitably, many investors became concerned about the mutual fund companies to which they had entrusted their savings.

I am happy to tell you that we at the Forward Funds have a straightforward answer to any concerns which you might have about our investment management practices: we simply do not tolerate market timing or late trading--or anything else that will harm our investors. We never have and we never will.

________________________________________________________________________________
                                                              December 31, 2003
                                      2

________________________________________________________________________________
                                      [_]


Let me be specific. Since the Fund Family's inception in 1998, we have voluntarily followed the primary "best practices" now being proposed as legislation.

  . Our mutual funds Board has always had an independent Chairperson and a majority of independent Directors.
  . We have been vigilant in preventing market timing. In December of 2001 we imposed the maximum redemption fee permitted by law on those shareholders who hold our Funds for 60 days or less.
  . We work closely with our transfer agent to ensure that untimely orders will not be accepted.

Because we realize the importance of maintaining your confidence in us, we have made it easier for our shareholders to learn about our Fund policies and the people who enforce them.

  . Our shareholder Prospectus and Statement of Additional Information are
    always available on our website.
  . We now publish a weekly report of our daily fund flows on our website so that you can review the investments and redemptions made each day in each of our Funds.
  . We also provide the following items on our website: a biography of each member of our Board of Directors, our Code of Ethics and a quarterly list of all transactions in our Funds by the Officers of the Investment Advisor.

Should you have additional questions, you can contact us at (800) 999-6809.

Although it was a difficult year for the mutual fund industry, it was a rewarding one for many investors. I hope that you will take a moment to review our Funds' performance and that you will be pleased with what you see. We appreciate your trust and are working hard to maintain it. We look forward to working with you throughout 2004 and beyond.

Best regards,

J. Alan Reid, President
Forward Management, LLC

Although the Funds are no-load, other annual fees and expenses do apply as described in the prospectus.

________________________________________________________________________________
December 31, 2003
                                      3

               Forward Hoover Small Cap Equity & Mini-Cap Funds

________________________________________________________________________________

                                Fund Commentary

The worst investor concerns of early 2003 were resolved positively over the year. Iraq was easily conquered, the economy began growing robustly, corporate governance became more shareholder friendly, fines curbed capital market and mutual fund excesses and, most importantly, the U.S. did not suffer a major terrorist attack on our shores. Worries remained for investors to overcome throughout 2003 in the form of a declining dollar, a messy and very deadly occupation of Iraq, huge deficits, potential inflation and the continuation of a jobless recovery.

The dramatic recovery of the market in response to these positives followed three consecutive down years, the longest loosing streak in over fifty years. Stocks continued their powerful advance in the fourth quarter, reflecting the dramatic and surprising 8.2% economic growth during the third quarter with prospects for continued strength in 2004. During the fourth quarter, small cap stocks continued to outperform. The Dow Jones Industrials rose 12.7% to 10,454, gaining 25.3% for the year. The S&P 500 rose 12.2% in the quarter to 1,112, gaining 28.7% for the year. The Russell 2000 advanced 14.5% in the fourth quarter, bringing the total return to a 47.3% gain for the year. Although the Funds' portfolios lagged the Russell 2000 Index in 2003, we have had lower volatility and superior returns since the onset of the bear market in 2000. We believe in our process and continue to invest in cash flow generating, low debt, earnings driven "Baby Blue Chip" small cap companies. The outperformance of the under five dollar stocks and non-earning companies in the Russell 2000 declined in the fourth quarter, and we anticipate that investors increasingly will seek companies with earnings growth, cash flow, and dividends in 2004.

Review Of Small Cap Equity & Mini-Cap Funds

During the year the Funds were overweighted in the Energy, Healthcare, Consumer Discretionary and Producer Durable sectors which benefited performance. The Small Cap Equity Fund took profits in the Transportation sector from JetBlue Airways Corporation, a strong performer since our initial purchase during the Iraq War. Winnebago, a leading U.S. manufacturer of recreational vehicles, also contributed to the strong performance of this

________________________________________________________________________________
                                                              December 31, 2003
                                      4

               Forward Hoover Small Cap Equity & Mini-Cap Funds

________________________________________________________________________________

sector in both Funds. The company benefits from a baby boomer customer base and market leadership in its niche.

The Small Cap Equity Fund held strong stocks in the Consumer Discretionary sector, including computer reseller Insight Enterprises as well as Activision, a leading computer game company. Also in the Small Cap Equity Fund, Furniture Brands, the number one U.S. manufacturer of residential furniture, moved higher after initiating a 1.7% dividend and as furniture sales picked up. Within this same sector, the Mini-Cap Fund saw strong performance from Helen of Troy, a personal care and comfort products designer, Hibbett Sporting Goods, a full-line sporting goods retailer, and Chicago Pizza and Brewery, a restaurant chain. The education stocks in the Small Cap Equity Fund experienced downside volatility in December, but all have recovered in the first quarter of 2004 due to stronger earnings than we had anticipated.

In Financial Services, the Funds had several strong special situation stocks including art auction house Sotheby's Holdings, money manager Gabelli Asset Management and HMO Molina Healthcare. E*Trade and Greater Bay Bancorp also were strong performers in the Small Cap Equity Fund. Texas Capital Bancshares and Cross Timbers Royalty Trust performed well for the Mini-Cap Fund.

The Funds' Materials and Processing stocks outperformed led by Armor Holdings, a provider of security products and services and Steel Dynamics, a steel manufacturing company that owns and operates steel mini mills. Both helped performance in the Small Cap Equity Fund. Schnitzer Steel Industries, which collects, processes and recycles scrap metals and manufactures finished steel products, led performance in this sector for the Mini-Cap Fund.

The Funds' portfolios benefited from outperformance and overweighting in the Producer Durables sector, led by housing stocks Standard Pacific and Ryland Group in the Small Cap Equity Fund, while JLG Industries and Measurement Specialties led this sector in the Mini-Cap Fund.


________________________________________________________________________________
December 31, 2003
                                      5

               Forward Hoover Small Cap Equity & Mini-Cap Funds

________________________________________________________________________________

The Healthcare stocks outperformed, including long-term holdings Gen-Probe and Eon Labs in the Small Cap Equity Fund. Amsurg Corporation provided strong performance in the Mini-Cap Fund. We believe Healthcare will continue to be a good place to invest in 2004.

Energy stocks responded to higher than expected oil and gas prices. Oil producers, including Evergreen Resources, and oil service companies such as Tetra Technologies, performed well during the quarter for the Small Cap Equity Fund, while oil producer Swift Energy proved positive for the Mini- Cap Fund.

Finally, the Funds had many--but not enough--strong performing Technology stocks, including Foundry Networks, Integrated Device Technology and Avocent Corporation in the Small Cap Equity Fund. While Skillsoft, Remec Inc. and DocuCorp International added to performance in the Mini-Cap Fund.

Investment Outlook For 2004: Too Good To Be True?

Year-end investor optimism contrasts dramatically with last year. Economists and investors are anticipating economic growth in excess of 4% and a 12% or greater increase in corporate earnings for 2004. In companies, inventories are low, exports up, higher commodity prices are allowing pricing power and accelerated depreciation is increasing capital spending. Profitability is improving and leveraged to recovery as a result of the belt tightening over the last three years. Consumers, benefiting from income, capital gains and dividend tax relief as well as stock market wealth creation, continue to spend. The government also provides an economic tailwind with an accommodative Fed policy, stimulative fiscal policy and low inflation. Can it get any better than this for investors? This is always a dangerous question. We believe the market can continue to rise if the economic and earnings recovery maintain sufficient momentum to provide upside surprise. Obviously, upside surprise will prove more difficult in 2004 than in 2003, when pessimism was so extreme. Therefore, while many expect strong economic and company fundamentals will produce a

________________________________________________________________________________
                                                              December 31, 2003
                                      6

               Forward Hoover Small Cap Equity & Mini-Cap Funds

________________________________________________________________________________

positive return for investors in 2004, we anticipate more modest upside in 2004 than we had in 2003.

How could investors be positively surprised in 2004? Continuing strength in productivity keeps inflation low enabling the Fed to keep interest rates low despite robust economic growth. Corporate spending, especially for technology, could be surprisingly strong as four to five years have passed since most major corporations completed the bulk of their Y2K spending. (Remember that worry?) Companies should continue their positive response to lower taxation of dividends by continuing to initiate and raise dividends higher than expected. In the fourth quarter alone, according to ISI Group (International Strategy and Investment Group, Inc.), 72 companies raised or initiated dividends, following 75 doing so in the third quarter. The dollar could reverse its decline versus the euro as U.S. economic growth surprisingly reduces the deficit and as European Union nations struggle over economic unity. The Republicans (preferred by the Street) could win more seats in both houses as well as the White House in a big mandate, making tax cuts permanent. We might catch Osama! We believe the most probable negative surprises would be a fast dollar slide, a China/Asia slowdown or shock, rising commodity prices and interest rates, or terrorism.

Our investment strategy is opportunistic, oriented toward finding special situations and undiscovered stocks in all sectors. As you know, we seek to invest in high quality, self-financing, and niche leading companies in the small cap universe. We attempt to invest our clients' capital in the strongest emerging companies in all industries in America. We shun debt-ladened, non-earning, low cash-flow companies, which are more volatile by definition, both in up and down markets. We believe 2004 will be more of a stock picker's market, with returns driven by the stronger companies, not those recovering from a near-death experience. The portfolio is positioned in back-end economically sensitive industries such as Technology, Producer Durables, Transportation, and Energy. We also like Healthcare, including services, technology and suppliers to biotech research. In the

________________________________________________________________________________
December 31, 2003
                                      7

               Forward Hoover Small Cap Equity & Mini-Cap Funds

________________________________________________________________________________

Financials, we are positioned in capital market companies such as mutual fund companies and specific brokers, as well as a few banks which are interest rate sensitive and benefit from rising rates. In the Consumer Discretionary and Staples sectors we are concentrating in special situations.

We believe small caps can continue to outperform large cap stocks. Using Credit Suisse First Boston estimates, small cap earnings are projected to rise faster than those for the S&P 500, (Russell 2000 growth estimated at 37%, S&P 600 at 27%, S&P 500 at 12%). Margin growth will be the key driver for the projected small cap earnings explosion in 2004. While small cap valuations have improved versus large caps, we do not believe they reflect this stronger earnings outlook. Stocks should continue to attract investors from alternative investments. Bond yields, at 50-year lows, will probably move up, depressing principal; real estate, while attractive in an inflationary environment, has been appreciating for years; and cash yields are poor. Stocks, with increasing dividends taxed at 15% as well as growth companies, with earnings discounted at lower rates, should prove attractive to investors. In addition, cash remains on the sidelines. Today, individuals' cash as a percent of the Wilshire Index stands at 47.3% versus 24.6% in April of 2000. While below the record 131% of the early 1980s, we believe the low rates received on cash will stimulate individuals to continue purchasing stocks and mutual funds.

Irene Hoover
Portfolio Manager

________________________________________________________________________________
                                                              December 31, 2003
                                      8

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________

                            Weightings by Industry
                            as of December 31, 2003
                                    [CHART]

Auto & Transportation                             4%
Consumer Discretionary                           24%
Consumer Staples                                  4%
Energy                                            7%
Net Other Assets and Liabilities                  2%
Financal Services                                18%
Health Care                                      10%
Materials & Processing                            5%
Producer Durables                                10%
Technology                                       16%



Portfolio holdings are subject to change.

                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


            Forward Hoover
              Small Cap
             Equity Fund        Russell
            Investor Class    2000 Index/1/
 10/1/1998      $10,000         $10,000
12/31/1998      $11,399         $11,631
 3/31/1999      $10,918         $11,000
 6/30/1999      $12,570         $12,711
 9/30/1999      $11,449         $11,907
12/31/1999      $12,200         $14,103
 3/31/2000      $14,562         $15,102
 6/30/2000      $15,082         $14,531
 9/30/2000      $15,273         $14,692
12/31/2000      $14,381         $13,677
 3/31/2001      $13,595         $12,787
 6/30/2001      $14,755         $14,614
 9/30/2001      $12,284         $11,576
12/31/2001      $14,995         $14,017
 3/31/2002      $15,705         $14,576
 6/30/2002      $14,244         $13,358
 9/30/2002      $11,698         $10,499
12/31/2002      $12,225         $11,146
 3/31/2003      $11,911         $10,645
 6/30/2003      $13,859         $13,139
 9/30/2003      $15,066         $14,332
12/31/2003      $16,686         $16,413

________________________________________________________________________________
December 31, 2003
                                      9

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________


                            Average Annual Total Return Investor Class:
                            1 Year                           36.49%
                            Since Inception*                 10.24%
                            Average Annual Total Return Institutional Class:
                            1 Year                           37.08%
                            Since Inception**                10.80%

*   The Investor Class commenced operations on October 1, 1998.
**  The Institutional Class commenced operations on June 6, 2002.
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

________________________________________________________________________________
                                                              December 31, 2003
                                      10

                         Forward Hoover Mini-Cap Fund

________________________________________________________________________________

                            Weightings by Industry
                            as of December 31, 2003
                                    [CHART]

Auto & Transportation                             6%
Consumer Discretionary                           21%
Consumer Staples                                  1%
Energy                                            7%
Utilities                                         1%
Net Other Assets and Liabilities                  5%
Financal Services                                15%
Health Care                                      10%
Materials & Processing                            9%
Producer Durables                                14%
Technology                                       11%


Portfolio holdings are subject to change.

                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


           Forward Hoover
            Mini-Cap Fund    Russell 2000
           Investor Class      Index/1/
  1/1/2003    $10,000          $10,000
 3/31/2003     $9,870           $9,551
 6/30/2003    $12,090          $11,788
 9/30/2003    $13,010          $12,858
12/31/2003    $14,391          $14,725


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December 31, 2003
                                      11

                         Forward Hoover Mini-Cap Fund

________________________________________________________________________________


                            Average Annual Total Return Investor Class:
                            1 Year                      43.91%
                            Since Inception*            43.91%
                            Aggregate Total Return Institutional Class:
                            1 Year                      N/A
                            Since Inception**           10.76%

*   The Investor Class commenced operations on January 1, 2003.
**  The Institutional Class commenced operations on August 15, 2003.
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

________________________________________________________________________________
                                                              December 31, 2003
                                      12

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________

                                Fund Commentary

Real Estate Investment Trusts (REITs) recorded one of their best performance years ever in 2003 finishing the year up 37.13% (as measured by the NAREIT Equity REIT Index). The last year in which REITs' performance exceeded 30% was 1996. In fact, this Index has only had gains of more than 30% five times since its 1972 inception (1996, 1991, 1983, 1979 and 1976).

REITs produced these impressive returns in 2003 in the face of what most industry observers agree have been headwinds against these investments. To begin with, REITs have not yet enjoyed the dramatic business operating or earnings rebound that many other parts of the market enjoyed in 2003. The companies of the S&P 500 earned in the aggregate over $1.0 trillion this year, the highest collective earnings total ever recorded in a calendar year. In contrast, REIT earnings have been relatively flat for the last two years as operating fundamentals in most local real estate markets and across most property categories have softened. In addition, new tax legislation will eliminate taxation on income from dividends of common stocks while continuing to tax the dividends of REITs.

REITs did benefit from generally improving macroeconomic conditions, however. Several factors including the perceived military success in the Iraq War and indications that the U.S. economy is accelerating powered the U.S. stock market upwards. Smaller companies tended to be the greatest beneficiaries and REITs seem to have been caught up in the broader market momentum. The Forward Uniplan Real Estate Investment Fund produced a 28.53% return in 2003 in the midst of this bullish stock market. The Fund has now posted positive returns for four consecutive calendar years and has had double-digit returns in three of those years.

The Fund's returns did lag its benchmark index however. Given the market conditions we were not overly surprised with these results. Our core strategy is based upon investing in the highest quality real estate companies that we believe will produce strong returns over long time periods. In extremely bullish market conditions where smaller real estate companies with less impressive financials make strong gains, we tend to

________________________________________________________________________________
December 31, 2003
                                      13

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________


underperform. We focus on strong fundamentals, not speculation, and when fundamentals are not driving performance we will wait until they do. We believe our unswerving investment process will produce more consistent returns in a variety of market conditions and, more importantly, over the long term.

In order to maintain a well-diversified portfolio of REIT investments, we typically keep the Fund's sector weightings in a close range to those of the Fund's benchmark index. In 2003 there was strong performance in certain sectors, including retail, health care and hotel properties. However, our strategy bias toward high-quality, higher growth real estate operators hurt the Fund's performance as lower-quality higher dividend yielding REITs posted the best performance during 2003. This has led to a situation where the valuations on lower quality REITs have moved to a level where they are generally valued in-line with higher quality REITs. In our opinion, this valuation gap is not sustainable. As the general economy improves we expect higher quality REITs to outperform lower quality REITs and a valuation spread more in-line with historical norms will result.

Another important tenet of our investment process is finding the best local markets around the U.S. in which to invest. In 2003 we saw the best opportunities in a few east coast markets including Baltimore, New York City and Washington, D.C. Most other major metro markets showed continued weakness in real estate fundamentals. Although the Fund's portfolio had an overweight bias toward these markets, the REITs the Fund owned in these markets generally performed in-line with their industry peers. This provided little help in adding value to the performance of the portfolio.

With several years of strong performance behind us, many investors may be wondering if REITs are due for a correction in 2004. There are a couple of things you should keep in mind as you think about why it makes sense to keep an allocation to real estate investments in your portfolio. First of all, in all five instances when the REIT market has had a positive return of greater than 30%, the REIT market had a positive return during the next year as well.

________________________________________________________________________________
                                                              December 31, 2003
                                      14

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________



But that past performance doesn't guarantee we will have positive returns this year. The real reason you should maintain your REIT investment is because of the value it represents within your overall investment strategy. You should own REITs in your portfolio because they tend to behave very independently of both stocks and bonds. Including REITs in a multi asset class portfolio has historically reduced the volatility of the portfolio while at the same time increasing the total portfolio performance. That won't be the case every year, but we believe that long-term investors will be rewarded for allocating a portion of their investments to publicly-traded real estate companies.

Rick Imperiale
Portfolio Manager

                            Weightings by Industry
                            as of December 31, 2003

                                    [CHART]

Self Storage                                2%
Health Care                                 5%
Retail                                     28%
Residential                                17%
Hotels                                      4%
Office                                     16%
Industrial                                 14%
Specialty                                  11%
Net Other Assets and Liabilities            3%


Portfolio holdings are subject to change.

________________________________________________________________________________
December 31, 2003
                                      15

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________


                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


            Forward Uniplan
              Real Estate          NAREIT
            Investment Fund    Equity Index/1/
 5/10/1999      $10,000           $10,000
 6/30/1999       $9,834           $10,054
 9/30/1999       $9,154            $9,246
12/31/1999       $9,089            $9,153
 3/31/2000       $9,362            $9,372
 6/30/2000      $10,432           $10,359
 9/30/2000      $11,434           $11,151
12/31/2000      $11,745           $11,566
 3/31/2001      $11,624           $11,611
 6/30/2001      $12,627           $12,890
 9/30/2001      $12,515           $12,552
12/31/2001      $13,073           $13,177
 3/31/2002      $13,931           $14,265
 6/30/2002      $14,715           $14,980
 9/30/2002      $13,550           $13,625
12/31/2002      $13,538           $13,681
 3/31/2003      $13,566           $13,773
 6/30/2003      $14,736           $15,578
 9/30/2003      $15,840           $17,053
12/31/2003      $17,399           $18,761

                         Average Annual Total Return:

1 Year           28.53%
Since Inception* 12.64%

* The Fund commenced operations on May 10, 1999.
/1/ The National Association of Real Estate Investment Trusts (NAREIT) is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

________________________________________________________________________________
                                                              December 31, 2003
                                      16

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________



This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

________________________________________________________________________________
December 31, 2003
                                      17

                 Forward Hansberger International Growth Fund

________________________________________________________________________________

                                Fund Commentary


2003 was the first time in the last four years international equities appreciated. Spurred on by a lessening of the hostilities in Iraq, a firming economic backdrop and improving corporate fundamentals, most international equity markets moved considerably higher during the course of the year. Value stocks and small capitalization stocks tended to outperform growth stocks and larger capitalization stocks. In the context of the market and investment conditions during the year, in our view the Forward Hansberger International Growth Fund (the "Fund") performed well.

The Fund returned 37.8% during 2003 versus the Morgan Stanley All Country World Free ex-US Index (the "benchmark") that returned 41.4% for the year. The Fund benefited primarily from security selection and to a lesser extent from regional and sector allocation. Currency effects, which we do not hedge, and interaction effects hurt performance.

From a regional perspective, the Fund, on average, has been overweight Europe and emerging markets for the past year relative to the benchmark. On the other hand, the Fund, on average, has been underweight in Japan, North America (ex-US) and the Pacific ex-Japan region. Considering the regional allocation effect alone, the Fund's relative weighting in emerging markets and the Pacific ex-Japan region helped performance relative to the benchmark while the Fund's relative weighting in Europe, Japan and North America slightly hurt relative performance.

From a sector perspective, the Fund, on average, has been overweight (relative to the benchmark) in the following sectors during the past twelve months:
Consumer Discretionary, Health Care, Industrials, Information Technology and Telecommunication Services. Conversely, we were underweight in the following sectors during 2003: Consumer Staples, Energy, Financials, Materials and Utilities. Considering the sector allocation effect alone, the Fund's relative weightings in Consumer Staples, Energy, Industrials, Information Technology, Telecommunication Services and Utilities positively influenced performance relative to the benchmark while

________________________________________________________________________________
                                                              December 31, 2003
                                      18

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


the Fund's relative weightings in Consumer Discretionary, Financials, Health Care and Materials negatively influenced relative performance.

We believe the economic recovery will continue over the next six to twelve months. An improving international economy, in our opinion, should eventually lead to better corporate fundamentals, which should help to propel equity markets from current levels. Internal valuation work, which considers a ratio of cash earnings yield to bond yield, indicates that international equities are not expensive relative to bonds even with the recent rise in bond yields.

Despite our overall positive outlook, our enthusiasm is restrained by a number of issues at hand. Equity markets have recovered significantly since bottoming in March 2003. We are also mindful of the fact that excess capacity and weak employment conditions continue to be issues. Currency volatility and fragile consumer sentiment also remain items that may adversely impact international equity markets.

We appreciate your investment in the Fund and as well as the confidence you have placed in us.

Tom Tibbles
Portfolio Manager

________________________________________________________________________________
December 31, 2003
                                      19

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


              Weightings by Region as a Percentage of Net Assets
                            as of December 31, 2003

                                    [CHART]

Net Other Assets and Liabilities         1%
United Kingdom                          16%
Europe ex UK                            48%
Emerging Markets                        12%
Pacific ex Japan                         5%
North America                            4%
Japan                                   14%


                Weightings by Industry as of December 31, 2003

                                    [CHART]

Materials                                      6%
Consumer Discretionary                        16%
Energy                                         4%
Industrials                                   10%
Telecommunication Services                    10%
Consumer Staples                               8%
Health Care                                   10%
Information Technology                        11%
Financial Services                            22%
Utilities                                      2%
Net Other Assets and Liabilities               1%



Portfolio holdings are subject to change.

________________________________________________________________________________
                                                              December 31, 2003
                                      20

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


                  Growth of a $10,000 Investment in the Fund

                                    [CHART]



           Forward Hansberger     MS All Country
              International        World Index
               Growth Fund        Free ex-USA(1)
 10/1/1998       $10,000             $10,000
12/31/1998       $11,323             $11,988
 3/31/1999       $11,654             $12,220
 6/30/1999       $12,737             $12,734
 9/30/1999       $12,607             $13,114
12/31/1999       $14,170             $15,441
 3/31/2000       $13,641             $15,507
 6/30/2000       $13,712             $14,814
 9/30/2000       $13,163             $13,557
12/31/2000       $12,390             $12,918
 3/31/2001       $10,539             $11,169
 6/30/2001       $10,773             $11,065
 9/30/2001        $8,494              $9,389
12/31/2001        $9,796             $10,208
 3/31/2002       $10,040             $10,322
 6/30/2002        $9,603              $9,962
 9/30/2002        $7,568              $7,995
12/31/2002        $8,352              $8,521
 3/31/2003        $7,701              $7,838
 6/30/2003        $9,206              $9,284
 9/30/2003       $10,040             $10,033
12/31/2003       $11,505             $11,716

                         Average Annual Total Return:

                1 Year                                   37.76%
                Since Inception*                          2.71%

* The Fund commenced operations on October 1, 1998.
/1/ The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 47 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be

________________________________________________________________________________
December 31, 2003
                                      21

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

________________________________________________________________________________
                                                              December 31, 2003
                                      22

                  Forward International Small Companies Fund

________________________________________________________________________________

                                Fund Commentary


In December of 2003, the Pictet International Small Companies Fund was adopted by Forward Management and was renamed the Forward International Small Companies Fund.

The Forward International Small Companies Fund recorded a gain of 61.95 percent over the year, narrowly beating its benchmark (HSBC World ex-U.S. Smaller Companies Index) by 0.28 percent. This was due to a positive impact from both stock selection (1.12%) and asset allocation (1.32%), which was partially offset by a negative currency impact (-2.15%) for U.S. investors. Strong investment flows into the Fund resulted in a larger cash position that was a drag on performance and created a negative impact of 1.00%.

The strongest gains from stock selection were seen in Asia, with Hong Kong delivering 2.19% of excess return and Japan also positive (0.75%), partially offset by Singapore (-1.19%). Europe also performed well (1.34%) with Switzerland (1.37%), Belgium (1.25%) and Germany (0.43%) all contributing strongly. France and the UK were weaker with negative contributions of 1.37% and 1.21% respectively.

In terms of asset allocation, the overweight position in Hong Kong had a positive impact, although most of this benefit was cancelled out by the relative weakness of the Hong Kong dollar over the year. The Fund also benefited from an overweight position in Japan for much of the year, and consolidated its gains by moving to an underweight position in the fourth quarter when Japan was the weakest performing country in the Fund's benchmark.

After an exceptionally weak 2002, global markets began 2003 on a similarly bleak note. These markets hit new lows during the first quarter against a weak economic backdrop, worsened by the impending war in Iraq. Asian markets had additional worries to contend with; in particular the SARS outbreak that threatened to bring economic recovery in the region to a grinding halt. However, the eventual commencement of hostilities in the Gulf provided the trigger for a dramatic resurgence in market sentiment.

________________________________________________________________________________
December 31, 2003
                                      23

                  Forward International Small Companies Fund

________________________________________________________________________________



European stocks rallied sharply from mid-March, and while Asian stocks were a little slower to react, they began to move steadily higher from the end of April after it became apparent that SARS was under control.

European markets hardly paused for breath over the rest of the year as the war reached a reasonably satisfactory conclusion. There was steady improvement in the economic data and the outlook for company earnings began to improve. In the final quarter of the year, net earnings estimate revisions for European smaller companies finally turned positive after almost three years of negative readings, providing support to an increasingly bullish macro-economic outlook. The markets most geared for a cyclical upturn generally produced the best returns, with Germany delivering a stunning 90% return, driving an overall return for the region of 60%. Approximately 18% of this return was attributable to the strength of the Euro. The strongest performing market in the period was Norway (+96%) due to its high technology weighting, while the weakest performing markets were France and Italy, up 47% and 43% respectively. The United Kingdom (UK) market performed reasonably well, but suffered from the relative weakness of the Pound Sterling, resulting in an overall rise of 52% over the period.

Asian markets were similarly strong. In particular, Hong Kong was a standout, returning an impressive 75% over the year. Japan started the year well, but paused for a sharp intake of breath in the fourth quarter as economic data suggested that its anticipated economic recovery was stalling. Nevertheless, it recovered to end the quarter only slightly below its highs for the year, with an annual gain of 60%. As in Europe, the best performing stocks were those that had suffered most in the previous two years, with industrial cyclicals and technology companies delivering particularly impressive returns.

After being overweight Japan for much of 2003, we begin 2004 with a relatively cautious stance based on the view that the recent performance of the market has done much to factor in the gradual improvements in returns

________________________________________________________________________________
                                                              December 31, 2003
                                      24

                  Forward International Small Companies Fund

________________________________________________________________________________


that are being seen at the corporate level. We are likely to remain no more than neutrally-weighted for the foreseeable future.

Elsewhere in Asia the Fund remains overweight in Hong Kong and China, where we continue to see a number of opportunities in companies that are experiencing rapid growth. These companies have been aided by the rapid expansion of the Chinese economy and are still relatively inexpensive. After the excellent recent gains, however, we have recently reduced the Fund's exposure to these companies somewhat by taking profits in property and commodity-related issues.

We remain positive on continental Europe, where restructuring at the micro level is leading to strong earnings growth in cyclical sectors. This growth is occurring even though the revenue growth of the sector is faltering. The strength of the Euro is clearly a negative factor for exporters and companies with overseas earnings, but it should have the beneficial effect of ensuring that the European Central Bank retains a loose monetary policy for the foreseeable future. The Fund's largest overweights are currently in Germany and Switzerland, while the Fund is underweight France and Italy.

The Fund remains underweight the UK where we view the position in the economic cycle as being less attractive than for continental Europe. Interest rates have started to rise, and further monetary and fiscal tightening is probable over the course of the current year.

Overall, the focus remains on companies with strong financial backing that are capable of generating predictable, organic profit growth. Small caps remain cheap relative to their growth prospects and relative to their larger peers on both our proprietary Pictet Appraised Value and Pictet Profit Ranking measures. Despite having changed the focus of the Fund away from cyclical and emerging growth companies in favor of established or defensive growth holdings, we believe the portfolio remains well placed for further out-performance against an improving economic backdrop.

Michael McLaughlin
Portfolio Manager

________________________________________________________________________________
December 31, 2003
                                      25

                  Forward International Small Companies Fund

________________________________________________________________________________


  Weightings by Region as a Percentage of Net Assets as of December 31, 2003

                                    [CHART]

Emerging Markets                         4%
United Kingdom                          18%
Europe ex UK                            47%
Pacific ex Japan                        19%
Japan                                   12%


________________________________________________________________________________
                                                              December 31, 2003
                                      26

                  Forward International Small Companies Fund

________________________________________________________________________________


                Weightings by Industry as of December 31, 2003

                                    [CHART]


 Media                 11%
 Capital Goods         11%
 Materials              9%
 Technology Hardware
   & Equipment          7%
 Software & Services    7%
 Insurance              6%
 Hotel Restaurants
   & Liesure            6%
 Banks                  5%
 Diversified
   Financials           5%
 Telecommunications
   Services             5%
 Commerical Services
   & Supplies           4%
 Health Care Equipment
   & Services           4%
 Transportation         4%
 Retailing              3%
 Consumer Durables
   & Apparel            3%
 Automobile &
   Components           2%
 Pharmaceuticals
   & Biotech            2%
 Semiconductor &
   Semi-Equipment       2%
 Food, Beverage
   & Tobacco            2%
 Real Estate            1%
 Energy                 1%

Portfolio holdings are subject to change.

________________________________________________________________________________
December 31, 2003
                                      27

                  Forward International Small Companies Fund

________________________________________________________________________________

                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


           Forward International
           Small Companies Fund      HSBC World excluding
            Institutional Class   U.S. Small Companies Index/1/
  2/7/1996       $10,000                   $10,000
 3/31/1996       $10,040                   $10,278
 6/30/1996       $10,671                   $10,747
 9/30/1996       $10,084                   $10,385
12/31/1996       $10,285                   $10,648
 3/31/1997       $10,067                   $10,697
 6/30/1997       $10,868                   $11,038
 9/30/1997       $10,878                   $10,590
12/31/1997        $9,495                    $9,282
 3/31/1998       $11,294                   $10,834
 6/30/1998       $11,006                   $10,500
 9/30/1998        $9,136                    $8,735
12/31/1998       $10,003                    $9,587
 3/31/1999       $10,645                    $9,936
 6/30/1999       $11,714                   $11,085
 9/30/1999       $12,990                   $12,034
12/31/1999       $18,651                   $12,809
 3/31/2000       $25,911                   $13,667
 6/30/2000       $23,600                   $12,601
 9/30/2000       $23,182                   $11,858
12/31/2000       $19,874                   $10,923
 3/31/2001       $16,389                    $9,925
 6/30/2001       $16,156                    $9,820
 9/30/2001       $13,022                    $8,209
12/31/2001       $14,318                    $9,082
 3/31/2002       $14,688                    $9,418
 6/30/2002       $14,922                    $9,717
 9/30/2002       $12,331                    $7,798
12/31/2002       $12,618                    $8,305
 3/31/2003       $12,070                    $7,896
 6/30/2003       $14,676                    $9,877
 9/30/2003       $17,340                   $11,385
12/31/2003       $20,435                   $13,202

                  Average Annual Total Return Investor Class:

                1 Year                                   61.64%
                Since Inception*                         21.95%

               Average Annual Total Return Institutional Class:

                1 Year                                   61.95%
                Since Inception**                         9.47%

* The Investor Class commenced operations on March 5, 2002.
** The Institutional Class commenced operations on February 7, 1996.
/1/ The HSBC World excluding U.S. Small Companies Index is an index composed of approximately 1,200 smaller company stocks covering 21 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

________________________________________________________________________________
                                                              December 31, 2003
                                      28

                  Forward International Small Companies Fund

________________________________________________________________________________


The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

________________________________________________________________________________
December 31, 2003
                                      29

________________________________________________________________________________

Forward Hoover Small Cap Equity Fund
Portfolio of Investments


                                                           Value
           Shares                                         (Note 2)
           ------                                        -----------
           COMMON STOCKS - 97.66%
                   Auto & Transportation - 4.55%
            64,300 EGL, Inc.*........................... $ 1,129,108
            58,600 Overnite Corp.*......................   1,333,150
            46,300 TBC Corp.*...........................   1,195,003
            34,300 Winnebago Industries, Inc............   2,358,125
                                                         -----------
                                                           6,015,386
                                                         -----------
                   Consumer Discretionary - 23.91%
            45,500 America's Car-Mart, Inc.*............   1,224,860
            42,900 CBRL Group, Inc......................   1,641,354
           103,900 Chicago Pizza & Brewery, Inc.*.......   1,550,188
            29,000 Cost Plus, Inc.*.....................   1,189,000
            39,800 Education Management Corp.*..........   1,235,392
            48,800 Fairmont Hotels & Resorts, Inc.......   1,324,432
            60,900 FTI Consulting, Inc.*................   1,423,233
            92,500 Furniture Brands International, Inc..   2,713,025
            69,400 GameStop Corp., Class A*.............   1,069,454
            45,400 Global Imaging Systems, Inc.*........   1,441,450
            24,900 ITT Educational Services, Inc.*......   1,169,553
            33,700 Kellwood Co..........................   1,381,700
            18,800 McClatchy Co., Class A...............   1,293,440
            99,100 Navigant Consulting, Inc.*...........   1,869,026
            81,000 Nu Skin Enterprises, Inc., Class A...   1,384,290
            58,900 Pier 1 Imports, Inc..................   1,287,554
            40,400 Polo Ralph Lauren Corp...............   1,163,520
            51,100 RARE Hospitality International, Inc.*   1,248,884
            45,800 Red Robin Gourmet Burgers, Inc.*.....   1,394,152
            27,800 Ruby Tuesday, Inc....................     792,022
            46,400 Sylvan Learning Systems, Inc.*.......   1,335,856
            50,800 The Men's Wearhouse, Inc.*...........   1,270,508
            34,800 Williams-Sonoma, Inc.*...............   1,209,996
                                                         -----------
                                                          31,612,889
                                                         -----------

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      30

________________________________________________________________________________

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          ------                                          -----------
                  Consumer Staples - 3.66%
           48,700 NBTY, Inc.*............................ $ 1,308,082
           47,300 Robert Mondavi Corp., Class A*.........   1,837,132
           47,000 United Natural Foods, Inc.*............   1,687,770
                                                          -----------
                                                            4,832,984
                                                          -----------
                  Energy - 7.43%
          112,100 Chesapeake Energy Corp.................   1,522,318
           51,000 Cimarex Energy Co.*....................   1,361,190
           38,800 Evergreen Resources, Inc.*.............   1,261,388
           40,300 Peabody Energy Corp....................   1,680,913
           55,950 TETRA Technologies, Inc.*..............   1,356,228
           41,200 Tom Brown, Inc.*.......................   1,328,700
           44,100 Westport Resources Corp.*..............   1,316,826
                                                          -----------
                                                            9,827,563
                                                          -----------
                  Financial Services - 17.65%
           30,000 Alexandria Real Estate Equities, Inc...   1,737,000
           79,000 Coinstar, Inc.*........................   1,426,740
          201,600 E*TRADE Financial Corp.*...............   2,550,240
           35,100 Eaton Vance Corp.......................   1,286,064
           50,500 eSPEED, Inc., Class A*.................   1,182,205
           30,200 Gabelli Asset Management, Inc., Class A   1,201,960
           62,400 Gladstone Capital Corp.................   1,394,640
           50,300 Greater Bay Bancorp....................   1,432,544
           55,800 Infinity Property & Casualty Corp......   1,844,190
           47,600 Molina Healthcare, Inc.*...............   1,200,948
           47,000 Platinum Underwriters Holdings, Ltd....   1,410,000
           38,300 Silicon Valley Bancshares*.............   1,381,481
          139,700 Sotheby's Holdings, Inc., Class A*.....   1,908,302
          105,000 Urstadt Biddle Properties, Class A.....   1,485,750
           42,200 Wintrust Financial Corp................   1,903,220
                                                          -----------
                                                           23,345,284
                                                          -----------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      31

________________________________________________________________________________

Forward Hoover Small Cap Equity Fund
Portfolio of Investments

                                                             Value
         Shares                                             (Note 2)
         ------                                            -----------
                 Health Care - 9.65%
          57,700 Andrx Corp.*............................. $ 1,387,108
          30,600 Cooper Cos., Inc.........................   1,442,178
          55,800 Covance, Inc.*...........................   1,495,440
          30,900 Eon Labs, Inc.*..........................   1,574,355
          41,200 Gen-Probe, Inc.*.........................   1,502,564
          65,700 Immucor, Inc.*...........................   1,339,623
          68,100 LifePoint Hospitals, Inc.*...............   2,005,545
          36,900 Pharmaceutical Product Development, Inc.*     995,193
          51,700 Possis Medical, Inc.*....................   1,021,075
                                                           -----------
                                                            12,763,081
                                                           -----------
                 Materials & Processing - 4.79%
          70,700 Armor Holdings, Inc.*....................   1,860,117
          62,100 Maverick Tube Corp.*.....................   1,195,425
          56,800 Mobile Mini, Inc.*.......................   1,120,096
          91,900 Steel Dynamics, Inc.*....................   2,158,731
                                                           -----------
                                                             6,334,369
                                                           -----------
                 Producer Durables - 9.95%
          37,300 A.O. Smith Corp..........................   1,307,365
          28,800 AMETEK, Inc..............................   1,389,888
          19,100 M.D.C. Holdings, Inc.....................   1,231,950
         163,400 Orbital Sciences Corp.*..................   1,964,068
          65,900 Polycom, Inc.*...........................   1,286,368
          14,900 Ryland Group, Inc........................   1,320,736
          69,800 Sonic Solutions*.........................   1,067,940
          27,200 Standard Pacific Corp....................   1,320,560
          72,000 Tektronix, Inc...........................   2,275,200
                                                           -----------
                                                            13,164,075
                                                           -----------

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      32

________________________________________________________________________________

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                               Value
       Shares                                                 (Note 2)
       ------                                               ------------
               Technology - 16.07%
        55,500 Avocent Corp.*.............................. $  2,026,860
       263,800 ChipPAC, Inc., Class A.*....................    2,002,242
       144,200 CIBER, Inc.*................................    1,248,772
        53,500 Digital River, Inc.*........................    1,182,350
        71,400 DRS Technologies, Inc.*.....................    1,983,492
        51,100 Electronics for Imaging, Inc.*..............    1,329,622
       129,600 Extreme Networks, Inc.*.....................      934,416
        72,300 Fairchild Semiconductor International, Inc.*    1,805,331
        22,500 FLIR Systems, Inc.*.........................      821,250
        75,100 Foundry Networks, Inc.*.....................    2,054,736
       113,000 Gartner, Inc., Class A*.....................    1,278,030
        77,100 Lexar Media, Inc.*..........................    1,343,853
        75,750 Stratasys, Inc.*............................    2,064,945
       210,200 Superconductor Technologies, Inc.*..........    1,172,916
                                                            ------------
                                                              21,248,815
                                                            ------------
               Total Common Stocks.........................  129,144,446
                                                            ------------
               (Cost $101,320,460)
       Total Investments - 97.66%..........................  129,144,446
                                                            ------------
       (Cost $101,320,460)
       Net Other Assets and Liabilities - 2.34%............    3,098,946
                                                            ------------
       Net Assets - 100.00%................................ $132,243,392
                                                            ============

------------------
* Non-income producing security.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      33

________________________________________________________________________________

Forward Hoover Mini-Cap Fund
Portfolio of Investments


                                                           Value
             Shares                                       (Note 2)
             ------                                      ----------
             COMMON STOCKS - 94.71%
                    Auto & Transportation - 5.94%
              7,800 Genesee & Wyoming, Inc., Class A*... $  245,700
              8,700 Hub Group, Inc., Class A*...........    187,398
              6,900 Overnite Corp.*.....................    156,975
              4,600 TBC Corp.*..........................    118,726
              3,000 Winnebago Industries, Inc...........    206,250
                                                         ----------
                                                            915,049
                                                         ----------
                    Consumer Discretionary - 21.02%
             12,000 California Pizza Kitchen, Inc.*.....    241,560
              5,400 Central Garden & Pet Co.*...........    151,362
             10,500 Chicago Pizza & Brewery, Inc.*......    156,660
             15,000 Forrester Research, Inc.*...........    268,050
              6,800 FTI Consulting, Inc.*...............    158,916
              5,100 Gaylord Entertainment Co.*..........    152,235
              6,500 Global Imaging Systems, Inc.*.......    206,375
              6,200 Helen of Troy, Ltd.*................    143,530
              5,050 Hibbett Sporting Goods, Inc.*.......    150,490
             19,200 Korn/Ferry International*...........    256,128
             11,600 Lifeline Systems, Inc.*.............    220,400
             11,000 Navigant Consulting, Inc.*..........    207,460
             32,500 NIC, Inc.*..........................    260,975
              5,300 Red Robin Gourmet Burgers, Inc*.....    161,332
             16,700 Rimage Corp.*.......................    264,378
              7,900 Universal Technical Institute, Inc.*    237,000
                                                         ----------
                                                          3,236,851
                                                         ----------
                    Consumer Staples - 1.16%
              4,600 Robert Mondavi Corp., Class A*......    178,664
                                                         ----------

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      34

________________________________________________________________________________

                                                   Forward Hoover Mini-Cap Fund
                                                       Portfolio of Investments

                                                          Value
              Shares                                     (Note 2)
              ------                                    ----------
                     Energy - 6.46%
              10,800 Berry Petroleum Co., Class A...... $  218,700
              15,500 Energy Partners, Ltd.*............    215,450
              14,200 Swift Energy Co.*.................    239,270
               6,950 TETRA Technologies, Inc.*.........    168,468
               6,500 Unit Corp.*.......................    153,075
                                                        ----------
                                                           994,963
                                                        ----------
                     Financial Services - 14.64%
              13,200 Coinstar, Inc.*...................    238,392
               7,500 Cross Timbers Royalty Trust.......    213,900
              11,330 CVB Financial Corp................    218,556
               9,300 Digital Insight Corp.*............    231,570
               8,700 Direct General Corp...............    287,970
               6,000 eSPEED, Inc., Class A*............    140,460
               7,400 Hanmi Financial Corp..............    146,298
               4,500 Infinity Property & Casualty Corp.    148,725
              18,000 Sotheby's Holdings, Inc., Class A*    245,880
              12,600 Sterling Bancshares, Inc..........    167,958
              14,900 Texas Capital Bancshares, Inc.*...    215,484
                                                        ----------
                                                         2,255,193
                                                        ----------
                     Health Care - 10.28%
               4,500 America Service Group, Inc.*......    139,090
              10,300 Healthcare Services Group, Inc....    198,687
               8,700 Immucor, Inc.*....................    177,393
              18,400 Province Healthcare Co.*..........    294,400
               8,200 Sierra Health Services, Inc.*.....    225,090
              16,000 Sola International, Inc.*.........    300,800
               7,000 Zoll Medical Corp.*...............    248,360
                                                        ----------
                                                         1,583,820
                                                        ----------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      35

________________________________________________________________________________

Forward Hoover Mini-Cap Fund
Portfolio of Investments


                                                           Value
            Shares                                        (Note 2)
            ------                                       ----------
                   Materials & Processing - 9.50%
             9,400 Gibraltar Steel Corp................. $  236,410
            16,700 IAMGOLD Corp.........................    115,898
             7,100 Maverick Tube Corp.*.................    136,675
             9,100 Mobile Mini, Inc.*...................    179,452
             4,500 Schnitzer Steel Industries, Inc......    272,250
             6,500 Steel Dynamics, Inc.*................    152,685
            12,700 Steel Technologies, Inc..............    224,663
             7,000 WCI Communities, Inc.*...............    144,270
                                                         ----------
                                                          1,462,303
                                                         ----------
                   Producer Durables - 13.80%
             6,800 Applied Signal Technology, Inc.......    156,468
            16,400 Casella Waste Systems, Inc., Class A*    224,516
            41,000 Champion Enterprises, Inc.*..........    287,000
             9,800 Electro Scientific Industries, Inc.*.    233,240
            18,000 JLG Industries, Inc..................    274,140
             5,600 M/I Homes, Inc.......................    218,680
            16,100 Measurement Specialties, Inc.*.......    328,923
             3,800 Meritage Corp.*......................    251,978
             9,800 Sonic Solutions*.....................    149,940
                                                         ----------
                                                          2,124,885
                                                         ----------
                   Technology - 10.51%
            13,800 Carreker Corp.*......................    193,338
            15,300 CIBER, Inc.*.........................    132,498
             5,900 Digital River, Inc.*.................    130,390
            28,000 DocuCorp International, Inc.*........    284,200
             4,200 FLIR Systems, Inc.*..................    153,300
            21,300 SkillSoft PLC, ADR*..................    184,245
             8,550 Stratasys, Inc.*.....................    233,073
            24,600 Superconductor Technologies, Inc.*...    137,268
            10,200 Verity, Inc.*........................    170,238
                                                         ----------
                                                          1,618,550
                                                         ----------

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      36

________________________________________________________________________________

                                                   Forward Hoover Mini-Cap Fund
                                                       Portfolio of Investments

                                                           Value
                Shares                                    (Note 2)
                ------                                   -----------
                          Utilities - 1.40%
                10,400    Bennett Environmental, Inc.*.. $   214,864
                                                         -----------
                          Total Common Stocks...........  14,585,142
                                                         -----------
                          (Cost $13,305,102)
                Total Investments - 94.71%..............  14,585,142
                                                         -----------
                (Cost $13,305,102)
                Net Other Assets and Liabilities - 5.29%     815,349
                                                         -----------
                Net Assets - 100.00%.................... $15,400,491
                                                         ===========

------------------
*   Non-income producing security.
ADR American Depositary Receipt

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      37

-3______________________________________________________________________________

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments


                                                            Value
           Shares                                          (Note 2)
           ------                                         ----------
           COMMON STOCKS - 96.11%
                  Health Care - 4.01%
           13,000 Healthcare Realty Trust, Inc........... $  464,750
           29,000 Nationwide Health Properties, Inc......    566,950
           20,000 Ventas, Inc............................    440,000
                                                          ----------
                                                           1,471,700
                                                          ----------
                  Hotels - 4.39%
           33,900 Hospitality Properties Trust...........  1,399,392
           40,000 Interstate Hotels & Resorts, Inc.*.....    214,000
                                                          ----------
                                                           1,613,392
                                                          ----------
                  Industrial - 13.80%
           33,500 AMB Property Corp......................  1,101,480
           35,800 Duke Realty Corp.......................  1,109,800
           22,000 EastGroup Properties, Inc..............    712,360
           20,000 Granite Construction, Inc..............    469,800
           32,600 Lexington Corporate Properties Trust...    658,194
           16,900 Liberty Property Trust.................    657,410
           12,300 Washington Real Estate Investment Trust    359,160
                                                          ----------
                                                           5,068,204
                                                          ----------
                  Office - 16.05%
           31,000 American Financial Realty Trust........    528,550
           17,800 Boston Properties, Inc.................    857,782
           22,500 Brandywine Realty Trust................    602,325
           19,000 CarrAmerica Realty Corp................    565,820
           34,530 Equity Office Properties Trust.........    989,285
           16,500 Mack-Cali Realty Corp..................    686,730
           30,700 Maguire Properties, Inc................    746,010
           22,400 SL Green Realty Corp...................    919,520
                                                          ----------
                                                           5,896,022
                                                          ----------
                  Residential - 16.83%
           29,010 Archstone-Smith Trust..................    811,700

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      38

________________________________________________________________________________

                                    Forward Uniplan Real Estate Investment Fund
                                                       Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           ------                                         -----------
                  Residential (continued)
           22,000 Avalonbay Communities, Inc............. $ 1,051,600
           24,400 Boardwalk Equities, Inc................     337,452
           31,200 Equity Residential.....................     920,712
            1,000 Fannie Mae.............................      75,060
           24,880 Home Properties, Inc...................   1,004,903
            5,000 KB HOME................................     362,600
            5,500 Lennar Corp., Class A..................     528,000
            1,000 MGIC Investment Corp...................      56,940
           10,000 Prentiss Properties Trust..............     329,900
           12,000 Sun Communities, Inc...................     464,400
            6,000 Toll Brothers, Inc.*...................     238,560
                                                          -----------
                                                            6,181,827
                                                          -----------
                  Retail - 28.20%
           13,500 CBL & Associates Properties, Inc.......     762,750
           20,000 Cedar Shopping Centers, Inc.*..........     248,400
           27,000 Chelsea Property Group, Inc............   1,479,870
           16,000 Developers Diversified Realty Corp.....     537,120
           30,600 General Growth Properties, Inc.........     849,150
           24,100 Kimco Realty Corp......................   1,078,475
           20,000 Mills Corp.............................     880,000
           18,500 Realty Income Corp.....................     740,000
           11,000 Regency Centers Corp...................     438,350
           31,700 Simon Property Group, Inc..............   1,468,978
           20,000 Taubman Centers, Inc...................     412,000
           17,500 Vornado Realty Trust...................     958,125
           11,400 Weingarten Realty Investors............     505,590
                                                          -----------
                                                           10,358,808
                                                          -----------
                  Self Storage - 1.78%
           17,400 Shurgard Storage Centers, Inc., Class A     655,110
                                                          -----------
                  Specialty - 11.05%
           11,500 Alexandria Real Estate Equities, Inc...     665,850

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      39

-3______________________________________________________________________________

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                          Value
               Shares                                    (Note 2)
               ------                                   -----------
                        Specialty (continued)
                8,200   AngloGold, Ltd., ADR........... $   382,940
               20,500   Capital Automotive REIT........     656,000
               17,500   Entertainment Properties Trust.     607,425
                5,000   GATX Corp......................     139,900
               33,100   iStar Financial, Inc...........   1,287,590
               10,000   Plum Creek Timber Co., Inc.....     304,500
                  400   Rayonier, Inc..................      16,604
                                                        -----------
                                                          4,060,809
                                                        -----------
                        Total Common Stocks............  35,305,872
                                                        -----------
                        (Cost $27,149,966)

               PREFERRED STOCKS - 1.28%
                        Health Care - 1.28%
               15,000   LTC Properties, Inc............     470,550
                                                        -----------
                        Total Preferred Stocks.........     470,550
                                                        -----------
                        (Cost $375,000)
               Total Investments - 97.39%..............  35,776,422
                                                        -----------
               (Cost $27,524,966)
               Net Other Assets and Liabilities - 2.61%     958,787
                                                        -----------
               Net Assets - 100.00%.................... $36,735,209
                                                        ===========

------------------
ADR American Depositary Receipt
REIT Real Estate Investment Trust
*   Non-income producing security.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      40

________________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments


                                                            Value
           Shares                                          (Note 2)
           ------                                         ----------
           COMMON STOCKS - 96.73%
                   Canada - 3.72%
            7,400  Manulife Financial Corp............... $  239,020
           13,000  Suncor Energy, Inc....................    325,780
            6,700  Toronto-Dominion Bank.................    223,914
                                                          ----------
                                                             788,714
                                                          ----------
                   China - 3.03%
           27,900  China Mobile (Hong Kong), Ltd., ADR...    433,287
            3,000  Huaneng Power International, Inc., ADR    208,230
                                                          ----------
                                                             641,517
                                                          ----------
                   Denmark - 1.62%
           21,100  Vestas Wind Systems A/S...............    343,139
                                                          ----------
                   Finland - 1.01%
           12,600  Nokia Oyj, ADR........................    214,200
                                                          ----------
                   France - 15.00%
            4,400  Aventis SA, ADR.......................    291,544
           13,300  Axa, ADR..............................    285,551
            7,000  Bouygues SA...........................    244,753
            7,800  Essilor International SA..............    403,380
            6,800  Euronext NV...........................    172,144
            4,000  L'Oreal SA............................    327,952
            5,300  Societe Generale, Class A.............    467,962
            6,600  STMicroelectronics NV, NY Shares......    178,266
            9,700  Thomson...............................    206,406
            6,500  Total SA, ADR.........................    601,315
                                                          ----------
                                                           3,179,273
                                                          ----------
                   Germany - 10.01%
            3,500  Adidas-Salomon AG.....................    398,650
            8,000  Deutsche Boerse AG....................    437,437
            6,300  SAP AG, ADR...........................    261,828

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      41

________________________________________________________________________________

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                              Value
         Shares                                              (Note 2)
         ------                                             ----------
                  Germany (continued)
           7,400  Schering AG.............................. $  374,760
           8,100  Siemens AG...............................    648,777
                                                            ----------
                                                             2,121,452
                                                            ----------
                  Hong Kong - 5.29%
         190,390  Esprit Holdings, Ltd.....................    633,930
         213,000  Johnson Electric Holdings, Ltd...........    271,614
         227,970  Shangri-La Asia, Ltd.....................    214,357
                                                            ----------
                                                             1,119,901
                                                            ----------
                  Hungary - 0.93%
           7,500  OTP Bank, Ltd., 144A, ADR*#..............    196,875
                                                            ----------
                  India - 1.22%
           2,700  Infosys Technologies, Ltd., ADR..........    258,390
                                                            ----------
                  Ireland - 2.29%
          20,000  Bank of Ireland..........................    272,452
           4,200  Ryanair Holdings Plc, ADR*...............    212,688
                                                            ----------
                                                               485,140
                                                            ----------
                  Israel - 0.88%
           3,300  Teva Pharmaceutical Industries, Ltd., ADR    187,143
                                                            ----------
                  Italy - 1.85%
          72,600  UniCredito Italiano SpA..................    391,937
                                                            ----------
                  Japan - 14.26%
           9,000  Canon, Inc...............................    419,054
           3,400  Fanuc, Ltd...............................    203,676
           9,000  Fujisawa Pharmaceutical Co., Ltd.........    191,891
           5,300  Honda Motor Co., Ltd.....................    235,402
           5,600  Nitto Denko Corp.........................    297,845
             205  NTT DoCoMo, Inc..........................    464,822
           1,600  Rohm Co., Ltd............................    187,515
          12,000  Sharp Corp...............................    189,344
           6,500  Shin-Etsu Chemical Co., Ltd..............    265,653

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      42

________________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                                 Value
       Shares                                                   (Note 2)
       ------                                                  ----------
                Japan (continued)
        17,000  Shiseido Co., Ltd............................. $  206,690
         2,900  SMC Corp......................................    360,978
                                                               ----------
                                                                3,022,870
                                                               ----------
                Mexico - 2.36%
        13,700  Coca-Cola Femsa, SA de CV, ADR*...............    290,988
       245,000  Grupo Financiero BBVA Bancomer, SA de CV,
                Class B*......................................    209,304
                                                               ----------
                                                                  500,292
                                                               ----------
                Netherlands - 4.66%
        11,993  ING Groep NV..................................    279,706
        12,889  Koninklijke (Royal) Philips Electronics NV....    376,363
         5,100  Unilever NV, NY Shares........................    330,990
                                                               ----------
                                                                  987,059
                                                               ----------
                South Korea - 2.79%
         8,600  Kookmin Bank, ADR.............................    325,424
           700  Samsung Electronics Co., Ltd..................    264,960
                                                               ----------
                                                                  590,384
                                                               ----------
                Spain - 3.15%
        52,800  Amadeus Global Travel Distribution SA, Class A    342,987
        22,036  Telefonica SA.................................    323,536
                                                               ----------
                                                                  666,523
                                                               ----------
                Switzerland - 5.93%
        19,700  Adecco SA, ADR................................    317,367
         4,100  Lonza Group AG................................    235,706
         3,700  Nobel Biocare Holding AG......................    374,712
         4,800  UBS AG........................................    328,733
                                                               ----------
                                                                1,256,518
                                                               ----------
                Taiwan - 0.98%
        20,360  Taiwan Semiconductor Manufacturing Co., Ltd.,
                ADR*..........................................    208,486
                                                               ----------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      43

________________________________________________________________________________

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                          Value
            Shares                                       (Note 2)
            ------                                      -----------
                    United Kingdom - 15.75%
            29,100  Amvescap Plc....................... $   211,370
            21,500  Barclays Plc.......................     191,768
            50,658  BHP Billiton Plc...................     442,547
            15,500  British Sky Broadcasting Group Plc*     195,064
            43,700  Cadbury Schweppes Plc..............     320,938
            53,000  Centrica Plc.......................     200,193
            12,396  Reckitt Benckiser Plc..............     280,492
             9,000  Royal Bank of Scotland Group Plc...     265,194
            29,200  Smith & Nephew Plc.................     245,289
            12,538  Standard Chartered Plc.............     207,055
            21,600  Vodafone Group Plc, ADR............     540,864
             4,800  WPP Group Plc, ADR.................     235,920
                                                        -----------
                                                          3,336,694
                                                        -----------
                    Total Common Stocks................  20,496,507
                                                        -----------
                    (Cost $16,119,490)
            PREFERRED STOCKS  - 1.90%
                    Germany - 1.90%
            680     Porsche AG.........................     403,574
                                                        -----------
                    Total Preferred Stocks.............     403,574
                                                        -----------
                    (Cost $200,870)
            Total Investments - 98.63%.................  20,900,081
                                                        -----------
            (Cost $16,320,360)
            Net Other Assets and Liabilities - 1.37%...     289,265
                                                        -----------
            Total Net Assets - 100.00%................. $21,189,346
                                                        ===========

------------------
*   Non-income producing security.
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    At December 31, 2003 this security amounted to $196,875 or 0.93% of total net assets.
ADR  American Depositary Receipt

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      44

________________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments


OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets (unaudited):

                                                  % of Net Assets
                Finance..........................      22.21%
                Consumer Discretionary...........      15.58%
                Information Technology...........      11.02%
                Industrial.......................      10.13%
                Health Care......................       9.76%
                Telecommunications...............       9.47%
                Consumer Staples.................       8.30%
                Materials........................       5.86%
                Energy...........................       4.37%
                Utilities........................       1.93%
                Net Other Assets and Liabilities.       1.37%
                                                      ------
                TOTAL NET ASSETS.................     100.00%
                                                      ======

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      45

________________________________________________________________________________

Forward International Small Companies Fund
Portfolio of Investments


                                                        Value
               Shares                                  (Note 2)
               ------                                 ----------
               COMMON STOCKS - 97.86%
                       Australia - 6.28%
               103,471 Caltex Australia, Ltd......... $  360,176
               179,349 Computershare, Ltd............    447,281
                27,593 CSL, Ltd......................    371,100
               413,882 ERG, Ltd.*....................    392,917
               551,843 Infomedia, Ltd................    382,523
               137,961 STW Communications Group, Ltd.    337,826
               551,843 Unwired Group, Ltd.*..........    357,576
                                                      ----------
                                                       2,649,399
                                                      ----------
                       Austria - 1.02%
                 8,968 Andritz AG....................    429,283
                                                      ----------
                       Belgium - 1.10%
                 8,278 Mobistar SA*..................    464,645
                                                      ----------
                       Denmark - 2.03%
                68,981 GN Store Nord A/S*............    447,553
                 7,657 Topdanmark A/S*...............    409,885
                                                      ----------
                                                         857,438
                                                      ----------
                       Finland - 0.79%
                 9,658 Lassila & Tikanoja Oyj........    335,009
                                                      ----------
                       France - 6.84%
                56,668 Elior.........................    521,792
                 8,968 Euler Hermes SA...............    430,980
               206,941 Gemplus International SA*.....    443,743
                17,246 ILOG SA*......................    216,228
                 4,829 Ipsos.........................    450,739
                23,868 NRJ Group.....................    508,791
                 7,432 Sopra Group...................    316,197
                                                      ----------
                                                       2,888,470
                                                      ----------
                       Germany - 7.32%
                36,077 Comdirect Bank AG*............    333,557
                 2,898 ElringKlinger AG..............    277,810

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      46

________________________________________________________________________________

                                     Forward International Small Companies Fund
                                                       Portfolio of Investments

                                                                Value
         Shares                                                (Note 2)
         ------                                               ----------
                  Germany (continued)
           24,144 IDS Scheer AG.............................. $  440,975
            6,209 Leoni AG...................................    383,755
           30,352 MG Technologies AG.........................    424,959
           31,042 MobilCom AG*...............................    501,183
            2,760 Puma AG Rudolf Dassler Sport...............    487,386
           11,382 Singulus Technology AG*....................    239,757
                                                              ----------
                                                               3,089,382
                                                              ----------
                  Greece - 2.15%
           17,246 Alpha Bank A.E.............................    521,644
           13,797 Folli-Follie SA, Registered Shares.........    388,432
                                                              ----------
                                                                 910,076
                                                              ----------
                  Hong Kong - 12.83%
          655,313 Aluminum Corporation of China, Ltd.........    498,009
          103,471 ASM Pacific Technology, Ltd................    453,141
          482,862 China Insurance International Holdings Co.,
                  Ltd........................................    245,672
        3,104,113 Group Sense International, Ltd.............    403,827
          768,441 Harbin Brewery Group, Ltd..................    309,312
          551,843 Hongkong & Shanghai Hotels, Ltd............    321,640
          586,333 Jiangxi Copper Co., Ltd....................    322,862
          641,517 Lee & Man Paper Manufacturing, Ltd.*.......    508,182
          550,463 Moulin International Holdings, Ltd.........    365,150
          827,764 Next Media, Ltd.*..........................    391,832
          241,431 Noble Group, Ltd...........................    454,913
        1,223,711 Raymond Industrial, Ltd....................    409,815
        1,379,606 Tingyi (Cayman Islands) Holding Corp.......    323,417
           62,083 Wing Lung Bank, Ltd........................    405,831
                                                              ----------
                                                               5,413,603
                                                              ----------
                  Ireland - 3.85%
           29,662 Anglo Irish Bank Corp. Plc.................    468,052
            3,450 Depfa Bank Plc*............................    435,602

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      47

________________________________________________________________________________

Forward International Small Companies Fund
Portfolio of Investments

                                                              Value
          Shares                                             (Note 2)
          ------                                            ----------
                  Ireland (continued)
           31,042 Jurys Doyle Hotel Group Plc.............. $  379,802
           37,940 Paddy Power Plc..........................    342,168
                                                            ----------
                                                             1,625,624
                                                            ----------
                  Italy - 4.13%
           55,185 Banca Popolare di Milano.................    361,264
          275,922 C.I.R. SpA...............................    515,091
           20,695 Fondiaria-Sai SpA........................    426,795
          132,926 Ifil (Finanziaria di Partecipazioni) SpA*    440,963
                                                            ----------
                                                             1,744,113
                                                            ----------
                  Japan - 11.90%
            3,400 Citizen Electronics Co., Ltd.............    309,323
           55,000 D & M Holdings, Inc.*....................    197,584
            6,300 Daiichikosho Co., Ltd....................    302,744
            6,900 Eneserve Corp............................    276,851
            5,700 Gulliver International Co., Ltd..........    393,582
           13,800 H.I.S. Co., Ltd..........................    287,152
           44,000 JGC Corp.................................    459,011
            3,450 Kappa Create Co., Ltd....................    291,337
           83,000 Kureha Chemical Industry Co., Ltd........    340,768
           11,000 Kuroda Electric Co., Ltd.................    352,059
           55,000 NHK Spring Co., Ltd......................    256,089
           50,000 Nissan Chemical Industries, Ltd..........    445,555
               76 Telewave, Inc............................    312,738
            4,140 USS Co., Ltd.............................    292,818
           34,500 Yokowo Co., Ltd..........................    503,804
                                                            ----------
                                                             5,021,415
                                                            ----------
                  Netherlands - 4.46%
           15,866 Exact Holding NV*........................    440,277
           11,727 Koninklijke BAM Groep NV.................    317,582
           21,033 Koninklijke Luchtvaart Maatschappij NV...    341,707
           25,868 Vedior NV................................    404,595

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      48

________________________________________________________________________________

                                     Forward International Small Companies Fund
                                                       Portfolio of Investments

                                                                Value
        Shares                                                 (Note 2)
        ------                                                ----------
                Netherlands (continued)
        172,451 Versatel Telecom International NV*........... $  376,312
                                                              ----------
                                                               1,880,473
                                                              ----------
                Norway - 0.96%
         62,083 Storebrand ASA*..............................    404,068
                                                              ----------
                Singapore - 2.22%
        469,066 Huan Hsin Holdings, Ltd......................    312,103
        413,882 Lindeteves-Jacoberg, Ltd.*...................    227,863
        689,803 Parkway Holdings, Ltd........................    396,018
                                                              ----------
                                                                 935,984
                                                              ----------
                Spain - 0.62%
          5,519 Acerinox SA..................................    260,217
                                                              ----------
                Sweden - 3.42%
         43,355 D. Carnegie & Co. AB.........................    427,806
         13,107 Industriforvaltnings AB Kinnevik, Class B....    429,897
         19,384 Modern Times Group AB, Class B*..............    408,136
         18,922 Song Networks Holding AB*....................    177,509
                                                              ----------
                                                               1,443,348
                                                              ----------
                Switzerland - 7.96%
          4,829 Actelion, Ltd.*..............................    521,262
         10,003 Baloise Holding, Ltd., Registered Shares*....    417,752
         10,348 Logitech International SA, Registered Shares*    447,639
         22,419 Phonak Holding AG, Registered Shares.........    489,438
          8,278 Saurer AG, Registered Shares*................    367,464
          1,173 Sulzer AG, Registered Shares.................    315,835
          2,070 Swiss Life Holding*..........................    379,939
          2,967 Unaxis Holding AG, Registered Shares*........    420,429
                                                              ----------
                                                               3,359,758
                                                              ----------
                United Kingdom - 17.98%
        220,048 Aegis Group Plc..............................    388,996
         75,879 BBA Group Plc................................    338,909

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      49

________________________________________________________________________________

Forward International Small Companies Fund
Portfolio of Investments

                                                        Value
               Shares                                  (Note 2)
               ------                                 -----------
                       United Kingdom (continued)
               102,091 Carlton Communications Plc.... $   420,345
                60,013 Collins Stewart Tullett Plc...     474,315
                37,940 Computacenter Plc.............     319,557
                75,879 easyJet Plc*..................     397,997
               124,165 HMV Group Plc.................     371,199
               199,422 Incepta Group Plc.............     383,771
                37,940 Marconi Corp. Plc*............     402,078
                58,634 McAlpine (Alfred) Group Plc...     306,757
                38,629 National Express Group Plc....     422,519
               137,961 NHP Plc.......................     375,397
               179,349 Photo-Me International Plc*...     370,828
                82,777 Premier Farnell Plc...........     344,157
                62,083 Punch Taverns Plc.............     483,452
               103,471 Serco Group Plc...............     319,984
                96,573 Singer & Friedlander Group Plc     360,024
               321,255 Spirent Plc*..................     334,994
               103,471 Taylor Nelson Sofres Plc......     385,277
                84,156 Weir Group Plc................     386,047
                                                      -----------
                                                        7,586,603
                                                      -----------
                       Total Common Stocks...........  41,298,908
                                                      -----------
                       (Cost $32,196,278)

               PREFERRED STOCKS - 1.96%
                       Germany - 1.96%
                24,861 ProSiebenSat.1 Media AG.......     415,500
                13,797 Rheinmetall AG................     411,578
                                                      -----------
                                                          827,078
                                                      -----------
                       Total Preferred Stocks........     827,078
                                                      -----------
                       (Cost $486,110)
               Total Investments - 99.82%............  42,125,986
                                                      -----------
               (Cost $32,682,388)

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      50

________________________________________________________________________________

                                     Forward International Small Companies Fund
                                                       Portfolio of Investments

                                                                         Value
                              Shares                                    (Note 2)
                              ------                                   -----------
                              Net Other Assets and Liabilities - 0.18% $    76,751
                                                                       -----------
                              Net Assets - 100.00%.................... $42,202,737
                                                                       ===========

------------------
*   Non-income producing security.
ADR American Depositary Receipt

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets (unaudited):

                                                  % of Net Assets
                Media............................      11.38%
                Capital Goods....................      10.60%
                Materials........................       8.73%
                Technology Hardware & Equipment..       7.15%
                Software & Services..............       6.74%
                Insurance........................       6.43%
                Hotel Restaurants & Leisure......       6.23%
                Banks............................       5.20%
                Diversified Financials...........       4.83%
                Telecommunications Services......       4.56%
                Commercial Services & Supplies...       4.43%
                Health Care Equipment & Services.       4.02%
                Transportation...................       3.56%
                Retailing........................       3.32%
                Consumer Durables & Apparel......       3.05%
                Automobile & Components..........       2.17%
                Pharmaceuticals & Biotech........       2.11%
                Semiconductor & Semi Equipment...       2.07%
                Food, Beverage & Tobacco.........       1.50%
                Real Estate......................       0.89%
                Energy...........................       0.85%
                Net Other Assets and Liabilities.       0.18%
                                                      ------
                TOTAL NET ASSETS.................     100.00%
                                                      ======

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      51

________________________________________________________________________________

Statement of Assets and Liabilities


                                                   Forward     Forward
                                                   Hoover       Hoover
                                                  Small Cap    Mini-Cap
                                                 Equity Fund     Fund
                                                 ------------ -----------
       ASSETS:
         Investments, at value.................. $129,144,446 $14,585,142
         Cash and cash equivalents..............    3,266,164     196,442
         Receivable for investments sold........    1,405,453     815,866
         Receivable for shares sold.............      284,628     202,366
         Receivable from Adviser................           --      14,249
         Dividend receivable....................       60,567       4,975
         Prepaid expenses.......................        5,370          87
                                                 ------------ -----------
          Total Assets..........................  134,166,628  15,819,127
                                                 ------------ -----------
       LIABILITIES:
         Payable for investments purchased......    1,272,489     371,363
         Payable for shares redeemed............      430,749       6,598
         Payable to adviser.....................       93,708          --
         Accrued expenses and other liabilities.      126,290      40,675
                                                 ------------ -----------
          Total Liabilities.....................    1,923,236     418,636
                                                 ------------ -----------
       NET ASSETS............................... $132,243,392 $15,400,491
                                                 ============ ===========
       NET ASSETS consist of:
         Paid-in capital (Note 4)............... $102,582,153 $13,873,212
         Accumulated net realized gain on
          investments...........................    1,837,253     247,239
         Net unrealized appreciation on
          investments...........................   27,823,986   1,280,040
                                                 ------------ -----------
       Total Net Assets......................... $132,243,392 $15,400,491
                                                 ============ ===========
       Investments, at Cost..................... $101,320,460 $13,305,102
       Pricing of Shares
         Investor Class:
         Net Asset Value, offering, and
          redemption price per share............ $      16.17 $     14.21
         Net Assets............................. $128,317,085 $ 6,027,192
         Shares of beneficial interest
          outstanding...........................    7,936,618     424,129
         Institutional Class:
         Net Asset Value, offering, and
          redemption price per share............ $      16.31 $     14.24
         Net Assets............................. $  3,926,307 $ 9,373,299
         Shares of beneficial interest
          outstanding...........................      240,762     658,201

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      52

________________________________________________________________________________

                                                 Forward        Forward
                                                 Uniplan      Hansberger
                                               Real Estate   International
                                             Investment Fund  Growth Fund
                                             --------------- -------------
     ASSETS:
       Investments, at value................   $35,776,422    $20,900,081
       Cash and cash equivalents............     2,022,692        301,344
       Receivable for shares sold...........        60,877             --
       Dividend receivable..................       203,215         44,336
       Prepaid expenses.....................         1,485            869
                                               -----------    -----------
        Total Assets........................    38,064,691     21,246,630
                                               -----------    -----------
     LIABILITIES:
       Payable for investments purchased....     1,158,389             --
       Payable for shares redeemed..........        86,868             --
       Payable to adviser...................        21,614         10,094
       Accrued expenses and other
        liabilities.........................        62,611         47,190
                                               -----------    -----------
        Total Liabilities...................     1,329,482         57,284
                                               -----------    -----------
     NET ASSETS.............................   $36,735,209    $21,189,346
                                               ===========    ===========
     NET ASSETS consist of:
       Paid-in capital (Note 4).............   $28,047,858    $25,205,145
       Accumulated net realized gain/(loss)
        on investments and foreign
        currency transactions...............       435,895     (8,599,220)
       Net unrealized appreciation on
        investments and translation of
        assets and liabilities in foreign
        currencies..........................     8,251,456      4,583,421
                                               -----------    -----------
     Total Net Assets.......................   $36,735,209    $21,189,346
                                               ===========    ===========
     Investments, at Cost...................   $27,524,966    $16,320,360
     Pricing of Shares
       Net Asset Value, offering, and
        redemption price per share..........   $     14.01    $     11.31
       Net Assets...........................   $36,735,209    $21,189,346
       Shares of beneficial interest
        outstanding.........................     2,622,917      1,872,743

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      53

________________________________________________________________________________

                                                                  Forward
                                                               International
                                                                   Small
                                                                 Companies
                                                                   Fund
                                                               -------------
   ASSETS:
     Investments, at value....................................  $42,125,986
     Foreign currency, at value (Cost $954,903)...............      964,976
     Receivable for shares sold...............................      131,945
     Receivable from Adviser..................................       10,757
     Dividend receivable......................................       43,665
     Other assets.............................................        4,306
                                                                -----------
      Total Assets............................................   43,281,635
                                                                -----------
   LIABILITIES:
     Payable to custodian.....................................      960,270
     Payable for shares redeemed..............................       23,143
     Accrued expenses and other liabilities...................       95,485
                                                                -----------
      Total Liabilities.......................................    1,078,898
                                                                -----------
   NET ASSETS.................................................  $42,202,737
                                                                ===========
   NET ASSETS consist of:
     Paid-in capital (Note 4).................................  $39,790,248
     Accumulated net investment income........................       52,198
     Accumulated net realized loss on investments and foreign
      currency transactions...................................   (7,096,018)
     Net unrealized appreciation on investments and
      translation of assets and liabilities in foreign
      currencies..............................................    9,456,309
                                                                -----------
   Total Net Assets...........................................  $42,202,737
                                                                ===========
   Investments, at Cost.......................................  $32,682,388
   Pricing of Shares
     Investor Class:
     Net Asset Value, offering, and redemption price per
      share...................................................  $     10.39
     Net Assets...............................................  $15,981,421
     Shares of beneficial interest outstanding................    1,538,842
     Institutional Class:
     Net Asset Value, offering, and redemption price per
      share...................................................  $     10.40
     Net Assets...............................................  $26,221,316
     Shares of beneficial interest outstanding................    2,520,763

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      54

________________________________________________________________________________

                                                        Statement of Operations
                                           For the Year Ended December 31, 2003

                                                    Forward     Forward
                                                    Hoover       Hoover
                                                   Small Cap    Mini-Cap
                                                  Equity Fund    Fund*
                                                  -----------  ----------
     INVESTMENT INCOME:
      Interest................................... $    11,420  $    1,089
      Dividends..................................     576,263      17,833
      Foreign taxes withheld.....................        (623)       (157)
                                                  -----------  ----------
        Total investment income..................     587,060      18,765
                                                  -----------  ----------
     EXPENSES:
       Investment advisory fee...................   1,126,681      56,617
       Administration fee........................     145,776       7,999
       Custodian fee.............................      66,814      54,456
       Fund accounting fee.......................      44,429      18,895
       Legal and audit fee.......................     201,606      23,539
       Transfer agent fee........................      99,128      13,989
       Directors' fees and expenses..............      45,922       1,747
       Printing fees.............................      43,952       1,033
       Registration/filing fees..................      24,226      25,748
       Report to shareholder fees................      29,611      20,876
       Distribution and service fees--Investor
        class....................................     165,058       4,563
       Other.....................................      37,769       1,739
                                                  -----------  ----------
        Total expenses before waiver.............   2,030,972     231,201
        Less fees waived/reimbursed by
         investment adviser......................     (73,040)   (135,841)
                                                  -----------  ----------
        Total net expenses.......................   1,957,932      95,360
                                                  -----------  ----------
     NET INVESTMENT LOSS.........................  (1,370,872)    (76,595)
                                                  -----------  ----------
     Net realized gain on investments............  16,485,979     493,363
     Net change in unrealized appreciation/
      (depreciation) on investments..............  18,888,081   1,280,040
                                                  -----------  ----------
     NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS.............................  35,374,060   1,773,403
                                                  -----------  ----------
     NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS.................. $34,003,188  $1,696,808
                                                  ===========  ==========

------------------
* The Fund commenced operations on January 1, 2003.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      55

________________________________________________________________________________

Statement of Operations
For the Year Ended December 31, 2003

                                                    Forward
                                                    Uniplan      Forward
                                                  Real Estate  Hansberger
                                                  Investment  International
                                                     Fund      Growth Fund
                                                  ----------- -------------
     INVESTMENT INCOME:
       Interest.................................. $   10,371   $      893
       Dividends.................................  1,504,132      354,313
       Foreign taxes withheld....................       (440)     (40,288)
                                                  ----------   ----------
        Total investment income..................  1,514,063      314,918
                                                  ----------   ----------
     EXPENSES:
       Investment advisory fee...................    246,906      146,095
       Administration fee........................     39,022       28,154
       Custodian fee.............................     38,664       49,730
       Fund accounting fee.......................     36,904       57,448
       Legal and audit fee.......................     68,510       47,354
       Transfer agent fee........................     54,106       17,523
       Directors' fees and expenses..............     12,516        7,077
       Printing fees.............................     23,556        2,778
       Registration/filing fees..................     13,946       15,135
       Report to shareholder fees................     11,029        4,843
       Distribution and service fees--Investor
        class....................................     72,620       42,969
       Other.....................................     10,765        7,675
                                                  ----------   ----------
        Total expenses before waiver.............    628,544      426,781
        Less fees waived/reimbursed by
         investment adviser......................    (72,903)     (84,748)
                                                  ----------   ----------
        Total net expenses.......................    555,641      342,033
                                                  ----------   ----------
     NET INVESTMENT INCOME/(LOSS)................    958,422      (27,115)
                                                  ----------   ----------
     Net realized gain/(loss) on investments.....    277,283     (454,613)
     Net realized loss on foreign currency
      transactions...............................         --      (18,923)
     Net change in unrealized appreciation/
      (depreciation) on investments..............  6,422,431    6,303,933
     Net change in unrealized appreciation/
      (depreciation) on assets and liabilities in
      foreign currencies.........................         --        2,053
                                                  ----------   ----------
     NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS.............................  6,699,714    5,832,450
                                                  ----------   ----------
     NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS.................. $7,658,136   $5,805,335
                                                  ==========   ==========

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      56

________________________________________________________________________________

                                                        Statement of Operations
                                           For the Year Ended December 31, 2003

                                                                       Forward
                                                                    International
                                                                        Small
                                                                      Companies
                                                                        Fund*
                                                                    -------------
INVESTMENT INCOME:
 Interest..........................................................  $     3,097
 Dividends.........................................................      685,740
 Foreign taxes withheld............................................      (63,421)
                                                                     -----------
   Total investment income.........................................      625,416
                                                                     -----------
EXPENSES:
 Investment advisory fee...........................................      370,627
 Administration fee................................................       87,257
 Custodian fee.....................................................       96,626
 Fund accounting fee...............................................       60,000
 Legal and audit fee...............................................       53,411
 Transfer agent fee................................................       25,042
 Directors' fees and expenses......................................        9,000
 Registration/filing fees..........................................       33,518
 Report to shareholder fees........................................       11,231
 Distribution and service fees--Investor class.....................       15,358
 Other.............................................................       69,499
                                                                     -----------
   Total expenses before waiver....................................      831,569
   Less fees waived/reimbursed by investment adviser...............     (371,458)
                                                                     -----------
   Total net expenses..............................................      460,111
                                                                     -----------
   NET INVESTMENT INCOME...........................................      165,305
                                                                     -----------
   Net realized gain on investments................................    4,883,462
   Net realized gain from in-kind redemptions......................    4,549,464
   Net realized gain on foreign currency transactions..............       32,931
   Net change in unrealized appreciation/(depreciation) on
    investments....................................................    9,769,653
   Net change in unrealized appreciation/(depreciation) on assets
    and liabilities in foreign currencies..........................       11,235
                                                                     -----------
   NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS....................................................   19,246,745
                                                                     -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS.....................................................  $19,412,050
                                                                     ===========

------------------
* On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The above includes results of operations of the Pictet International Small Companies Fund for the period from January 1, 2003 through December 23, 2003.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      57

________________________________________________________________________________

Statement of Changes in Net Assets


                                                                   Forward Hoover
                                                                     Small Cap
                                                                    Equity Fund
                                                          -------------------------------
                                                              Year Ended      Year Ended
                                                             December 31,    December 31,
                                                                 2003           2002*
                                                          ------------       ------------
Operations:
 Net investment loss..................................... $ (1,370,872)    $   (1,411,080)
 Net realized gain/(loss) on investments.................   16,485,979         (6,566,925)
 Net change in unrealized appreciation/(depreciation) on
  investments............................................   18,888,081        (15,083,922)
                                                          ------------       ------------
 Net increase/(decrease) in net assets resulting from
  operations.............................................   34,003,188        (23,061,927)
                                                          ------------       ------------
Distributions to shareholders:
 From net realized gains on investments
  Investor Class.........................................   (2,185,726)                --
  Institutional Class....................................      (66,218)                --
                                                          ------------       ------------
 Total distributions.....................................   (2,251,944)                --
                                                          ------------       ------------
Share Transactions:
Investor Class
 Proceeds from sale of shares............................   25,750,968         35,817,211
 Issued to shareholders in reinvestment of distributions.    2,174,101                 --
 Cost of shares redeemed, net of redemption fees (Note 4)  (22,904,359)       (36,358,076)
                                                          ------------       ------------
 Net increase/(decrease) from share transactions.........    5,020,710           (540,865)
                                                          ------------       ------------
Institutional Class
 Proceeds from sale of shares............................    3,212,264            250,000
 Issued to shareholders in reinvestment of distributions.       66,218                 --
                                                          ------------       ------------
 Net increase from share transactions....................    3,278,482            250,000
                                                          ------------       ------------
 Net increase/(decrease) in net assets...................   40,050,436        (23,352,792)
                                                          ------------       ------------
NET ASSETS:
 Beginning of year.......................................   92,192,956        115,545,748
                                                          ------------       ------------
 End of year............................................. $132,243,392       $ 92,192,956
                                                          ============       ============
OTHER INFORMATION:
Share Transactions:
Investor Class
 Sold....................................................    1,834,001          2,563,842
 Distributions reinvested................................      132,891                 --
 Redeemed................................................   (1,663,364)        (2,749,191)
                                                          ------------       ------------
 Net increase/(decrease) in shares outstanding...........      303,528           (185,349)
                                                          ============       ============
Institutional Class
 Sold....................................................      219,043             17,705
 Distributions reinvested................................        4,014                 --
                                                          ------------       ------------
 Net increase in shares outstanding......................      223,057             17,705
                                                          ============       ============

------------------
* Forward Hoover Small Cap Equity Fund Institutional Class commenced operations on June 6, 2002.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      58

________________________________________________________________________________

                                                              Forward Hoover
                                                              Mini-Cap Fund*
                                                              --------------
                                                                Year Ended
                                                               December 31,
                                                                   2003
                                                              --------------
    Operations:
     Net investment loss.....................................  $   (76,595)
     Net realized gain on investments........................      493,363
     Net change in unrealized appreciation/(depreciation) on
      investments............................................    1,280,040
                                                               -----------
     Net increase in net assets resulting from operations....    1,696,808
                                                               -----------
    Distributions to shareholders:
     From net realized gains on investments
       Investor Class........................................      (77,097)
       Institutional Class...................................     (118,220)
                                                               -----------
     Total distributions.....................................     (195,317)
                                                               -----------
    Share Transactions:
    Investor Class
     Proceeds from sale of shares............................    5,191,015
     Issued to shareholders in reinvestment of distributions.       74,338
     Cost of shares redeemed, net of redemption fees (Note 4)     (347,528)
                                                               -----------
     Net increase from share transactions....................    4,917,825
                                                               -----------
    Institutional Class
     Proceeds from sale of shares............................    8,996,067
     Issued to shareholders in reinvestment of distributions.       10,268
     Cost of shares redeemed.................................      (25,160)
                                                               -----------
     Net increase from share transactions....................    8,981,175
                                                               -----------
     Net increase in net assets..............................   15,400,491
                                                               -----------
    NET ASSETS:
     Beginning of year.......................................           --
                                                               -----------
     End of year.............................................  $15,400,491
                                                               ===========
    OTHER INFORMATION:
    Share Transactions:
    Investor Class
     Sold....................................................      444,954
     Distributions reinvested................................        5,137
     Redeemed................................................      (25,962)
                                                               -----------
     Net increase in shares outstanding......................      424,129
                                                               ===========
    Institutional Class
     Sold....................................................      659,259
     Distributions reinvested................................          708
     Redeemed................................................       (1,766)
                                                               -----------
     Net increase in shares outstanding......................      658,201
                                                               ===========

------------------
* The Fund commenced operations on January 1, 2003.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      59

________________________________________________________________________________

                                                       Forward Uniplan
                                                         Real Estate
                                                       Investment Fund
                                                  ------------------------
                                                   Year Ended   Year Ended
                                                  December 31, December 31,
                                                      2003         2002
                                                  ------------ ------------
     Operations:
       Net investment income..................... $   958,422  $   711,826
       Net realized gain on investments..........     277,283      321,188
       Net change in unrealized appreciation/
        (depreciation) on investments............   6,422,431     (542,923)
                                                  -----------  -----------
       Net increase in net assets resulting from
        operations...............................   7,658,136      490,091
                                                  -----------  -----------
     Distributions to shareholders:
       From net investment income................    (747,393)    (711,943)
       From net realized gains on
        investments..............................    (181,406)    (349,938)
                                                  -----------  -----------
       Total distributions.......................    (928,799)  (1,061,881)
                                                  -----------  -----------
     Share Transactions:
       Proceeds from sale of shares..............  10,927,934    8,377,921
       Issued to shareholders in reinvestment
        of distributions.........................     923,509    1,060,943
       Cost of shares redeemed, net of
        redemption fees (Note 4).................  (5,301,991)    (496,130)
                                                  -----------  -----------
       Net increase from share transactions......   6,549,452    8,942,734
                                                  -----------  -----------
       Net increase in net assets................  13,278,789    8,370,944
                                                  -----------  -----------
     NET ASSETS:
       Beginning of year.........................  23,456,420   15,085,476
                                                  -----------  -----------
       End of year............................... $36,735,209  $23,456,420
                                                  ===========  ===========
     OTHER INFORMATION:
     Share Transactions:
       Sold......................................     906,329      719,392
       Distributions reinvested..................      73,553       91,604
       Redeemed..................................    (443,073)     (44,135)
                                                  -----------  -----------
       Net increase in shares outstanding........     536,809      766,861
                                                  ===========  ===========

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      60

________________________________________________________________________________

                                                   Forward Hansberger
                                                      International
                                                       Growth Fund
                                                ------------------------
                                                 Year Ended   Year Ended
                                                December 31, December 31,
                                                    2003         2002
                                                ------------ ------------
      Operations:
        Net investment loss.................... $   (27,115) $   (73,788)
        Net realized loss on investments.......    (454,613)  (2,224,822)
        Net realized loss on foreign currency..     (18,923)      (8,256)
        Net change in unrealized appreciation/
         (depreciation) on investments and
         foreign currency......................   6,305,986     (327,052)
                                                -----------  -----------
        Net increase/(decrease) in net assets
         resulting from operations.............   5,805,335   (2,633,918)
                                                -----------  -----------
      Share Transactions:
        Proceeds from sale of shares...........     360,481    8,592,886
        Cost of shares redeemed, net of
         redemption fees (Note 4)..............    (298,413)  (8,615,989)
                                                -----------  -----------
        Net increase/(decrease) from share
         transactions..........................      62,068      (23,103)
                                                -----------  -----------
        Net increase/(decrease) in net assets..   5,867,403   (2,657,021)
                                                -----------  -----------
      NET ASSETS:
        Beginning of year......................  15,321,943   17,978,964
                                                -----------  -----------
        End of year............................ $21,189,346  $15,321,943
                                                ===========  ===========
      OTHER INFORMATION:
      Share Transactions:
        Sold...................................      43,257      920,630
        Redeemed...............................     (36,433)    (921,570)
                                                -----------  -----------
        Net increase/(decrease) in shares
         outstanding...........................       6,824         (940)
                                                ===========  ===========

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      61

________________________________________________________________________________

                                                             Forward International
                                                              Small Companies Fund
                                                          ---------------------------
                                                            Year Ended     Year Ended
                                                           December 31,   December 31,
                                                              2003*           2002
                                                          ------------    ------------
Operations:
 Net investment income................................... $    165,305    $   117,639
 Net realized gain/(loss) on investments.................    9,432,926     (2,954,948)
 Net realized gain on foreign currency...................       32,931         33,565
 Net change in unrealized appreciation/(depreciation)
  on investments and foreign currency....................    9,780,888       (106,770)
                                                          ------------    -----------
 Net increase/(decrease) in net assets resulting from
  operations.............................................   19,412,050     (2,910,514)
                                                          ------------    -----------
Distributions to shareholders:
 From net investment income
  Investor Class.........................................      (30,748)        (1,469)
  Institutional Class....................................     (124,613)      (127,365)
                                                          ------------    -----------
 Total distributions.....................................     (155,361)      (128,834)
                                                          ------------    -----------
Share Transactions:
Investor Class
 Proceeds from sale of shares............................   21,288,485        336,502
 Issued to shareholders in reinvestment of distributions.       28,264          1,434
 Cost of shares redeemed, net of redemption fees (Note 4)   (9,355,411)        (6,124)
                                                          ------------    -----------
 Net increase from share transactions....................   11,961,338        331,812
                                                          ------------    -----------
Institutional Class
 Proceeds from sale of shares............................    9,876,707      8,950,739
 Issued to shareholders in reinvestment of distributions.      123,064        125,026
 Cost of shares redeemed, net of redemption fees (Note 4)  (21,577,832)**  (5,739,572)
                                                          ------------    -----------
 Net increase/(decrease) from share transactions.........  (11,578,061)     3,336,193
                                                          ------------    -----------
 Net increase in net assets..............................   19,639,966        628,657
                                                          ------------    -----------
NET ASSETS:
 Beginning of year.......................................   22,562,771     21,934,114
                                                          ------------    -----------
 End of year (including accumulated net investment
  income of $52,198 and $9,323, respectively)............ $ 42,202,737    $22,562,771
                                                          ============    ===========
OTHER INFORMATION:
Share Transactions:
Investor Class
 Sold....................................................    2,574,362         49,031
 Distributions reinvested................................        2,826            224
 Redeemed................................................   (1,086,725)          (876)
                                                          ------------    -----------
 Net increase in shares outstanding......................    1,490,463         48,379
                                                          ============    ===========
Institutional Class
 Sold....................................................    1,280,322      1,250,438
 Distributions reinvested................................       12,294         19,505
 Redeemed................................................   (2,224,886)      (800,873)
                                                          ------------    -----------
 Net increase/(decrease) in shares outstanding...........     (932,270)       469,070
                                                          ============    ===========

------------------
* On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The comparative information for the year ended December 31, 2002 represents that of the Pictet International Small Companies Fund.
** Includes in-kind redemption of $18,280,729.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      62

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.


                                                  Forward Hoover
                                               Small Cap Equity Fund
                                      -------------------------------------
                                        Investor   Institutional   Investor
                                         Class         Class        Class
                                      ------------ ------------- ------------
                                       Year Ended   Year Ended    Year Ended
                                      December 31, December 31,  December 31,
                                          2003         2003          2002
                                      ------------ ------------- ------------
   Net Asset Value, Beginning of
    Period...........................   $  12.05      $12.10       $ 14.78
   Income/(loss) from Operations:
    Net investment income/(loss).....      (0.17)      (0.05)        (0.18)
    Net realized and unrealized gain/
     (loss) on investments...........       4.57        4.54         (2.55)
                                        --------      ------       -------
      Total from Operations..........       4.40        4.49         (2.73)
                                        --------      ------       -------
   Less Distributions:
    From capital gains...............      (0.28)      (0.28)           --
                                        --------      ------       -------
      Total Distributions:...........      (0.28)      (0.28)           --
                                        --------      ------       -------
   Redemption fees added to paid in
    capital (Note 4).................        -- +        -- +          -- +
                                        --------      ------       -------
   Net increase/(decrease) in net
    asset value......................       4.12        4.21         (2.73)
                                        --------      ------       -------
   Net Asset Value, End of Period....   $  16.17      $16.31       $ 12.05
                                        ========      ======       =======
   Total Return......................      36.49%      37.08%       (18.47)%
   Ratios/Supplemental Data:
    Net Assets, End of Period
     (000's).........................   $128,317      $3,926       $91,979
   Ratios to average net assets:
    Net investment income/(loss)
     including reimbursement/
     waiver..........................      (1.28)%     (0.82)%       (1.30)%
    Operating expenses including
     reimbursement/waiver............       1.83%       1.35%         1.85%
    Operating expenses excluding
     reimbursement/waiver............       1.89%       1.74%         1.89%
   Portfolio turnover rate...........        190%        190%          147%

------------------
+ Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      63

________________________________________________________________________________

Financial Highlights
For a Share outstanding throughout the periods presented.


                                                     Forward Hoover
                                                 Small Cap Equity Fund
                                           --------------------------------
                                           Institutional Class Investor Class
                                           ------------------- --------------
                                              Period Ended       Year Ended
                                              December 31,      December 31,
                                                2002/(a)/           2001
                                           ------------------- --------------
  Net Asset Value, Beginning of Period....       $ 14.12          $  14.26
  Income/(loss) from Operations:
   Net investment income/(loss)...........         (0.08)            (0.14)
   Net realized and unrealized gain/(loss)
    on investments........................         (1.94)             0.75
                                                 -------          --------
     Total from Operations................         (2.02)             0.61
                                                 -------          --------
  Less Distributions:
   From capital gains.....................            --             (0.09)
   Tax return of capital..................            --               -- +
                                                 -------          --------
     Total Distributions:.................            --             (0.09)
                                                 -------          --------
  Redemption fees added to paid in capital
   (Note 4)...............................           -- +               --
                                                 -------          --------
  Net increase/(decrease) in net
   asset value............................         (2.02)             0.52
                                                 -------          --------
  Net Asset Value, End of Period..........       $ 12.10          $  14.78
                                                 =======          ========
  Total Return............................        (14.31)%            4.27%
  Ratios/Supplemental Data:
   Net Assets, End of Period (000's)......       $   214          $115,546
  Ratios to average net assets:
   Net investment income/(loss)
    including reimbursement/waiver........         (1.13)%*          (1.04)%
   Operating expenses including
    reimbursement/waiver..................          1.85%*            1.65%
   Operating expenses excluding
    reimbursement/waiver..................          1.85%*            1.99%
  Portfolio turnover rate.................           147%              140%

------------------
 *  Annualized except for total return and portfolio turnover rate.
 + Amount represents less than $0.01 per share.
(a) The Forward Hoover Small Cap Equity Fund Institutional Class commenced operations on June 6, 2002.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      64

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.


                                                      Forward Hoover
                                                   Small Cap Equity Fund
                                               ---------------------------
                                               Investor Class Investor Class
                                               -------------- --------------
                                                 Year Ended     Year Ended
                                                December 31,   December 31,
                                                    2000           1999
                                               -------------- --------------
   Net Asset Value, Beginning of Period.......    $ 12.19        $ 11.40
   Income/(loss) from Operations:
    Net investment income/(loss)..............      (0.11)         (0.07)
    Net realized and unrealized gain/(loss) on
     investments..............................       2.29           0.86
                                                  -------        -------
      Total from Operations...................       2.18           0.79
                                                  -------        -------
   Less Distributions:
    From net investments income...............         --            -- +
    In Excess of net investment income........         --            -- +
    From capital gains........................      (0.11)            --
                                                  -------        -------
      Total Distributions:....................      (0.11)           -- +
                                                  -------        -------
   Redemption fees added to paid in capital
    (Note 4)..................................         --             --
                                                  -------        -------
   Net increase/(decrease) in net asset value.       2.07           0.79
                                                  -------        -------
   Net Asset Value, End of Period.............    $ 14.26        $ 12.19
                                                  =======        =======
   Total Return...............................      17.88%          7.03%
   Ratios/Supplemental Data:
    Net Assets, End of Period (000's).........    $96,858        $46,748
   Ratios to average net assets:
    Net investment income/(loss) including
     reimbursement/waiver.....................      (1.06)%        (0.54)%
    Operating expenses including
     reimbursement/waiver.....................       1.64%          1.45%
    Operating expenses excluding
     reimbursement/waiver.....................       1.99%          2.00%
   Portfolio turnover rate....................        183%           134%

------------------
+ Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      65

________________________________________________________________________________

Financial Highlights
For a Share outstanding throughout the periods presented.


                                                     Forward Hoover
                                                   Mini-Cap Fund/(b)/
                                           -------------------------------
                                           Investor Class Institutional Class
                                           -------------- -------------------
                                             Year Ended      Period Ended
                                            December 31,     December 31,
                                                2003           2003/(c)/
                                           -------------- -------------------
  Net Asset Value, Beginning of Period....     $10.00           $ 13.02
  Income/(loss) from Operations:
   Net investment income/(loss)...........      (0.13)            (0.03)
   Net realized and unrealized gain/(loss)
    on investments........................       4.52              1.43
                                               ------           -------
     Total from Operations................       4.39              1.40
                                               ------           -------
  Less Distributions:
   From capital gains.....................      (0.18)            (0.18)
                                               ------           -------
     Total Distributions..................      (0.18)            (0.18)
                                               ------           -------
  Redemption fees added to paid in capital
   (Note 4)...............................        -- +              -- +
                                               ------           -------
  Net increase/(decrease) in net asset
   value..................................       4.21              1.22
                                               ------           -------
  Net Asset Value, End of Period..........     $14.21           $ 14.24
                                               ======           =======
  Total Return............................      43.91%            10.76%
  Ratios/Supplemental Data:
   Net Assets, End of Period (000's)......     $6,027           $ 9,373
  Ratios to average net assets:
   Net investment income/(loss)
    including reimbursement/waiver........      (1.67)%           (1.04)%*
   Operating expenses including
    reimbursement/waiver..................       1.99%             1.43%*
   Operating expenses excluding
    reimbursement/waiver..................       4.84%             3.44%*
  Portfolio turnover rate.................        421%              421%

------------------
 *  Annualized except for total return and portfolio turnover rate.
 +  Amount represents less than $0.01 per share.
(b) The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.
(c) The Forward Hoover Mini-Cap Fund Institutional Class commenced operations on August 15, 2003.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      66

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.


                                            Forward Uniplan Real Estate
                                                  Investment Fund
                                       -------------------------------------
                                        Year Ended   Year Ended   Year Ended
                                       December 31, December 31, December 31,
                                           2003         2002         2001
                                       ------------ ------------ ------------
  Net Asset Value, Beginning of
   Period.............................   $ 11.24      $ 11.43      $ 10.91
  Income/(loss) from Operations:
    Net investment income.............      0.39         0.44         0.52
    Net realized and unrealized gain/
     (loss) on investments............      2.76        (0.02)        0.70
                                         -------      -------      -------
     Total from Operations............      3.15         0.42         1.22
                                         -------      -------      -------
  Less Distributions:
    From net investments income.......     (0.31)       (0.44)       (0.44)
    From capital gains................     (0.07)       (0.17)       (0.18)
    Tax return of capital.............        --           --        (0.08)
                                         -------      -------      -------
     Total Distributions:.............     (0.38)       (0.61)       (0.70)
                                         -------      -------      -------
  Redemption fees added to paid in
   capital (Note 4)...................       -- +         -- +          --
                                         -------      -------      -------
  Net increase/(decrease) in net
   asset value........................      2.77        (0.19)        0.52
                                         -------      -------      -------
  Net Asset Value, End of Period......   $ 14.01      $ 11.24      $ 11.43
                                         =======      =======      =======
  Total Return........................     28.53%        3.56%       11.31%
  Ratios/Supplemental Data:
    Net Assets, End of Period
     (000's)..........................   $36,735      $23,456      $15,085
  Ratios to average net assets:
    Net investment income/(loss)
     including reimbursement/
     waiver...........................      3.30%        4.03%        4.63%
    Operating expenses including
     reimbursement/waiver.............      1.91%        1.94%        1.80%
    Operating expenses excluding
     reimbursement/waiver.............      2.16%        2.09%        2.41%
  Portfolio turnover rate.............        17%          22%           7%

------------------
+  Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      67

________________________________________________________________________________

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                  Forward Uniplan Real Estate
                                                       Investment Fund
                                                  -------------------------
                                                   Year Ended   Period Ended
                                                  December 31,  December 31,
                                                      2000       1999/(d)/
                                                  ------------  ------------
    Net Asset Value, Beginning of Period.........   $  8.79        $10.00
    Income/(loss) from Operations:
      Net investment income......................      0.48          0.41
      Net realized and unrealized gain/(loss) on
       investments...............................      2.04         (1.24)
                                                    -------        ------
       Total from Operations.....................      2.52         (0.83)
                                                    -------        ------
    Less Distributions:
      From net investments income................     (0.36)        (0.38)
      From capital gains.........................       -- +           --
      Tax return of capital......................     (0.04)           --
                                                    -------        ------
       Total Distributions:......................     (0.40)        (0.38)
                                                    -------        ------
    Redemption fees added to paid in capital
     (Note 4)....................................        --            --
                                                    -------        ------
    Net increase/(decrease) in net asset value...      2.12         (1.21)
                                                    -------        ------
    Net Asset Value, End of Period...............   $ 10.91        $ 8.79
                                                    =======        ======
    Total Return.................................     29.21%        (9.10)%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $13,480        $4,568
    Ratios to average net assets:
      Net investment income/(loss)
       including reimbursement/waiver............      5.09%         5.64%*
      Operating expenses including
       reimbursement/waiver......................      1.79%         1.80%*
      Operating expenses excluding
       reimbursement/waiver......................      2.61%         4.02%*
    Portfolio turnover rate......................        18%            0%

------------------
* Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(d) The Fund commenced operations on May 10, 1999.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      68

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.


                                        Forward Hansberger International
                                                  Growth Fund
                                     ------------------------------------
                                      Year Ended   Year Ended   Year Ended
                                     December 31, December 31, December 31,
                                         2003         2002         2001
                                     ------------ ------------ ------------
     Net Asset Value, Beginning of
      Period........................   $  8.21      $  9.63      $ 12.18
     Income/(loss) from Operations:
       Net investment
        income/(loss)...............     (0.01)       (0.04)       (0.04)
       Net realized and unrealized
        gain/(loss) on
        investments.................      3.11        (1.38)       (2.51)
                                       -------      -------      -------
        Total from Operations.......      3.10        (1.42)       (2.55)
                                       -------      -------      -------
     Redemption fees added to paid
      in capital (Note 4)...........       -- +         -- +          --
                                       -------      -------      -------
     Net increase/(decrease) in net
      asset value...................      3.10        (1.42)       (2.55)
                                       -------      -------      -------
     Net Asset Value, End of
      Period........................   $ 11.31      $  8.21      $  9.63
                                       =======      =======      =======
     Total Return...................     37.76%      (14.75)%     (20.94)%
     Ratios/Supplemental Data:
       Net Assets, End of Period
        (000's).....................   $21,189      $15,322      $17,979
     Ratios to average net assets:
       Net investment income/(loss)
        including reimbursement/
        waiver......................     (0.16)%      (0.44)%      (0.33)%
       Operating expenses including
        reimbursement/waiver........      1.99%        1.95%        1.68%
       Operating expenses
        excluding reimbursement/
        waiver......................      2.48%        2.43%        2.47%
     Portfolio turnover rate........        25%          37%          64%

------------------
+  Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      69

________________________________________________________________________________

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                  Forward Hansberger International
                                                         Growth Fund
                                                  -------------------------------
                                                   Year Ended       Year Ended
                                                  December 31,     December 31,
                                                      2000             1999
                                                  ------------     ------------
    Net Asset Value, Beginning of Period.........   $ 13.93          $ 11.29
    Income/(loss) from Operations:
      Net investment
       income/(loss).............................     (0.12)            0.21
      Net realized and unrealized gain/(loss) on
       investments...............................     (1.63)            2.63
                                                    -------          -------
       Total from Operations.....................     (1.75)            2.84
                                                    -------          -------
    Less Distributions:
      From net investments income................        --            (0.20)
                                                    -------          -------
       Total Distributions:......................        --            (0.20)
                                                    -------          -------
    Redemption fees added to paid in capital
     (Note 4)....................................        --               --
                                                    -------          -------
    Net increase/(decrease) in net asset
     value.......................................     (1.75)            2.64
                                                    -------          -------
    Net Asset Value, End of Period...............   $ 12.18          $ 13.93
                                                    =======          =======
    Total Return.................................    (12.56)%          25.15%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $22,763          $25,887
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................     (0.87)%           1.65%
      Operating expenses including
       reimbursement/waiver......................      1.68%            1.60%
      Operating expenses excluding
       reimbursement/waiver......................      2.10%            2.30%
    Portfolio turnover rate......................       167%              31%

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      70

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.


                                              Forward International
                                            Small Companies Fund/(a)/
                                     ------------------------------------
                                       Investor     Institutional    Investor
                                        Class           Class         Class
                                     ------------   -------------  ------------
                                      Year Ended     Year Ended    Period Ended
                                     December 31,   December 31,   December 31,
                                         2003           2003          2002*
                                     ------------   -------------  ------------
Net Asset Value, Beginning of Period   $  6.44         $  6.44       $  7.34
Income/(loss) from Operations:
  Net investment income/(loss)......      0.02***         0.04***       0.02***
  Net realized and unrealized gain/
   (loss) on investments............      3.94            3.94         (0.90)
                                       -------         -------       -------
   Total from Operations............      3.96            3.98         (0.88)
                                       -------         -------       -------
Less Distributions:
  From net investments income.......     (0.02)          (0.03)        (0.03)
  From capital gains................       --             --             --
                                       -------         -------       -------
   Total Distributions:.............     (0.02)          (0.03)        (0.03)
                                       -------         -------       -------
Redemption fees added to paid in
 capital (Note 4)...................      0.01            0.01          0.01
                                       -------         -------       -------
Net increase/(decrease) in net asset
 value..............................      3.95            3.96         (0.90)
                                       -------         -------       -------
Net Asset Value, End of Period......   $ 10.39         $ 10.40       $  6.44
                                       =======         =======       =======
Total Return........................     61.64%          61.95%       (11.82)%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).   $15,981         $26,221       $   312
Ratios to average net assets:
  Net investment income/(loss)
   including reimbursement/waiver...      0.24%           0.49%         0.27%**
  Operating expenses including
   reimbursement/waiver.............      1.45%           1.20%         1.45%**
  Operating expenses excluding
   reimbursement/waiver.............      2.45%           2.20%         2.82%**
Portfolio turnover rate.............        52%             52%          133%

------------------
 * Pictet International Small Companies Fund--Retail Class commenced operations on March 5, 2002.
 ** Annualized except for total return and portfolio turnover rate.
*** Per share numbers have been calculated using the average share method.
(a) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      71

________________________________________________________________________________

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                 Forward International Small
                                                       Companies Fund
                                                 -------------------------
                                                 Institutional Institutional
                                                     Class         Class
                                                 ------------- -------------
                                                  Year Ended    Year Ended
                                                 December 31,  December 31,
                                                   2002/(a)/       2001
                                                 ------------- -------------
   Net Asset Value, Beginning of Period.........    $  7.35       $ 10.21
   Income/(loss) from Operations:
     Net investment income/(loss)...............       0.04***       0.01
     Net realized and unrealized gain/(loss) on
      investments...............................      (0.92)        (2.87)
                                                    -------       -------
      Total from Operations.....................      (0.88)        (2.86)
                                                    -------       -------
   Less Distributions:
     From net investments income................      (0.04)           --
     From capital gains.........................         --         (0.01)
                                                    -------       -------
      Total Distributions:......................      (0.04)        (0.01)
                                                    -------       -------
   Redemption fees added to paid in capital
    (Note 4)....................................       0.01          0.01
                                                    -------       -------
   Net increase/(decrease) in net asset
    value.......................................      (0.91)        (2.86)
                                                    -------       -------
   Net Asset Value, End of Period...............    $  6.44       $  7.35
                                                    =======       =======
   Total Return.................................     (11.87)%      (27.95)%
   Ratios/Supplemental Data:
     Net Assets, End of Period (000's)..........    $22,251       $21,934
   Ratios to average net assets:
     Net investment income/(loss) including
      reimbursement/waiver......................       0.52%         0.17%
     Operating expenses including
      reimbursement/waiver......................       1.20%         1.20%
     Operating expenses excluding
      reimbursement/waiver......................       2.57%         2.28%
   Portfolio turnover rate......................        133%          122%

------------------
*** Per share numbers have been calculated using the average share method.

________________________________________________________________________________
See Notes to Financial Statements
                                                              December 31, 2003
                                      72

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                 Forward International Small
                                                       Companies Fund
                                                 -------------------------
                                                 Institutional Institutional
                                                     Class         Class
                                                 ------------- -------------
                                                  Year Ended    Year Ended
                                                 December 31,  December 31,
                                                     2000          1999
                                                 ------------- -------------
   Net Asset Value, Beginning of Period.........    $ 10.25       $ 6.55
   Income/(loss) from Operations:
     Net investment income/(loss)...............        -- +       (0.02)
     Net realized and unrealized gain/(loss) on
      investments...............................       0.71         5.66
                                                    -------       ------
      Total from Operations.....................       0.71         5.64
                                                    -------       ------
   Less Distributions:
     From net investments income................         --           --
     From capital gains.........................      (0.75)       (1.94)
                                                    -------       ------
      Total Distributions:......................      (0.75)       (1.94)
                                                    -------       ------
   Redemption fees added to paid in capital
    (Note 4)....................................         --           --
                                                    -------       ------
   Net increase/(decrease) in net asset
    value.......................................      (0.04)        3.70
                                                    -------       ------
   Net Asset Value, End of Period...............    $ 10.21       $10.25
                                                    =======       ======
   Total Return.................................       6.56%       86.45%
   Ratios/Supplemental Data:
     Net Assets, End of Period (000's)..........    $24,214       $4,776
   Ratios to average net assets:
     Net investment income/(loss) including
      reimbursement/waiver......................      (0.37)%      (0.02)%
     Operating expenses including
      reimbursement/waiver......................       1.20%        1.20%
     Operating expenses excluding
      reimbursement/waiver......................       2.66%        4.76%
   Portfolio turnover rate......................        142%         166%

------------------
 + Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      73

________________________________________________________________________________

Notes to Financial Statements


1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2003, the Company offered seven investment portfolios. This annual report describes five portfolios offered by the Company. The accompanying financial statements and financial highlights are those of the Forward Hoover Small Cap Equity Fund (the "Small Cap Fund"), the Forward Hoover Mini-Cap Fund (the "Mini-Cap Fund"), the Forward Uniplan Real Estate Investment Fund (the "Real Estate Fund"), the Hansberger International Growth Fund (the "International Growth Fund") and the Forward International Small Companies Fund (the "International Small Companies Fund") (each a "Fund" and collectively the "Funds"). The Sierra Club Stock Fund and the Sierra Club Balanced Fund's financial statements and financial highlights are included in a separate annual report. On December 23, 2003, the International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund (see Note 9). Each Fund, except the Real Estate Fund, is a diversified portfolio as defined under the 1940 Act.

The Small Cap Fund and Mini-Cap Fund seek to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in real estate securities, including real estate investment trusts (REITs). The International Growth Fund seeks to achieve high total returns and invests primarily in the equity securities of companies organized or located outside of the United States. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the United States.

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

________________________________________________________________________________
                                                              December 31, 2003
                                      74

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisors using methodologies approved by the Board of Directors.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and

________________________________________________________________________________
December 31, 2003
                                      75

________________________________________________________________________________

Notes to Financial Statements
(continued)

liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid annually for the Small Cap Fund, Mini-Cap Fund, International Growth Fund and International Small Companies Fund, and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions may also consist of capital gains and return of capital for tax purposes. The actual return of capital and capital gains portions of such distributions may be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Federal Income Taxes: The Company treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the

________________________________________________________________________________
                                                              December 31, 2003
                                      76

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss an advantageous price or yield.


________________________________________________________________________________
December 31, 2003
                                      77

________________________________________________________________________________

Notes to Financial Statements
(continued)

3.  Transactions with Affiliates
The Company has entered into an investment management agreement with Forward Management, LLC ("Forward" or the "Advisor") pursuant to which Forward provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Small Cap Fund, 1.05%; Mini-Cap Fund, 1.05%; Real Estate Fund, 0.85% on the first $100 million, 0.80% on the next $400 million and 0.70% on assets over $500 million; International Growth Fund, 0.85% on the first $50 million, 0.75% on the next $50 million, 0.65% on the next $150 million, 0.60% on the next $250 million and 0.55% on assets over $500 million; and the International Small Companies Fund, 1.00%.

Forward has entered into investment sub-advisory agreements with Hoover Investment Management Co., LLC ("Hoover") for the Small Cap Fund and Mini-Cap Fund; Uniplan Real Estate Advisors, Inc. ("Uniplan") for the Real Estate Fund; Hansberger Global Investors, Inc. ("HGI") for the International Growth Fund; and Pictet International Management Ltd. ("Pictet") for the International Small Companies Fund (each a "Sub-Advisor"). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Small Cap Fund, 0.70% on the first $100 million and 0.65% on assets over $100 million; Mini-Cap Fund, 0.70% on the first $100 million (0.55% from January 1, 2003 to June 30, 2003) and 0.65% on assets over $100 million; Real Estate Fund, 0.60% on the first $100 million, 0.55% on the next $400 million and 0.45% on assets over $500 million; and the International Small Companies Fund, 0.65%.

Waiver of Fees
The Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses. These waivers and/or reimbursements will continue until January 1, 2005. As a result of such waivers, the total annual fund operating expenses (as a percentage of net assets) for the year ended December 31, 2003 have been limited to 1.78% for the Small Cap Fund Investor Class (prior to May 1, 2003, 1.99%), 1.34% for the Small Cap Fund Institutional Class (prior to March 5, 2003, 1.99%), 1.99% for the Mini-Cap

________________________________________________________________________________
                                                              December 31, 2003
                                      78

-3______________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

Fund Investor Class, 1.43% for the Mini-Cap Fund Institutional Class, 1.89% for the Real Estate Fund (prior to May 1, 2003, 1.99%), 1.99% for the International Growth Fund, 1.45% for the International Small Companies Fund Investor Class and 1.20% for the International Small Companies Fund Institutional Class. Any waiver or reimbursement by the Advisor is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

For the year ended December 31, 2003, the fee waivers and/or reimbursements were as follows:

                                          Fees     Expenses
                                        Waived by Reimbursed
          Fund                           Advisor  by Advisor  Total
          ----                          --------- ---------- --------
          Small Cap                     $ 73,040        --   $ 73,040
          Mini-Cap                        56,617   $79,224    135,841
          Real Estate                     72,903        --     72,903
          International Growth            84,748        --     84,748
          International Small Companies  370,627       831    371,458

During the year ended December 31, 2003, the Advisor did not recoup any waived fees or reimbursed expenses.

At December 31, 2003, the balance of recoupable expenses for each Fund was:

            Fund                   2001    2002     2003    Total
            ----                 -------- ------- -------- --------
            Small Cap            $357,121 $48,158 $ 73,040 $478,319
            Mini-Cap                   --      --  135,841  135,841
            Real Estate            85,096  25,229   72,903  183,228
            International Growth  158,418  80,331   84,748  323,497

Distribution Plan
The Investor Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay distribution fees. In addition, the Investor Class shares

________________________________________________________________________________
December 31, 2003
                                      79

________________________________________________________________________________

Notes to Financial Statements
(continued)

of the Funds have a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund's average net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations. Institutional Class shares of the Small Cap Fund, Mini-Cap Fund and International Small Companies Fund are not subject to distribution or service fees.

PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Company has entered into an administration agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. PFPC also serves as the Company's transfer agent and dividend paying agent.

Directors
Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently six directors, four of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Each non-interested Director receives $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One interested Director also receives $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). The other interested Director does not receive any compensation by the Funds.

Indemnifications
Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

________________________________________________________________________________
                                                              December 31, 2003
                                      80

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


4.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share. Each Fund, other than the Small Cap Fund, Mini-Cap Fund, and the International Small Companies Fund, currently offers only one class of shares called the Investor Class shares. The Small Cap, Mini-Cap, and the International Small Companies Fund offer a second class of shares called the Institutional Class Shares to institutional investors and investors meeting certain purchase qualifications. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares exchanged or redeemed within 60 days of purchase incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the "cost of shares redeemed" in the Statement of Changes in Net Assets.

________________________________________________________________________________
December 31, 2003
                                      81

________________________________________________________________________________

Notes to Financial Statements
(continued)


The following entities owned of record or beneficially, as of December 31, 2003, 5% or greater of any class of the Funds outstanding equity securities:

      Fund                                     Name             Percentage
      ----                                     ----             ----------
      Small Cap Investor Class      Charles Schwab & Co., Inc.    38.87%
                                    MUIR & Co.                    26.01%
                                    Sutton Place Associates LLC   21.63%
      Small Cap Institutional Class Suffield Academy              54.50%
                                    The H. John Heinz III
                                     Center for Science
                                     Economics &
                                     Environment                  21.86%
                                    Wells Fargo Bank               7.75%
                                    Harder Foundation              7.48%
                                    National Investor Services     7.16%
      Mini-Cap Investor Class       Sutton Place Associates LLC   74.55%
                                    Charles Schwab & Co., Inc.    12.20%
                                    National Investor Services     5.03%
      Mini-Cap Institutional Class  Lepick & Co.                  82.61%
                                    Charles Schwab & Co., Inc.     8.48%
                                    Fifth Third Bank               7.38%
      Real Estate                   Sutton Place Associates LLC   53.68%
                                    Charles Schwab & Co., Inc.    20.27%
                                    Neuberger Berman              15.03%
      International Growth          Sutton Place Associates LLC   98.50%
      International Small Companies
       Investor Class               National Investor Services    77.97%
      International Small Companies
       Institutional Class          Charles Schwab & Co., Inc.    38.11%
                                    Fox & Co.                     31.59%
                                    National Investor Services    14.84%

________________________________________________________________________________
                                                              December 31, 2003
                                      82

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


5.  Purchases and Sales of Investments
Investment transactions for the year ended December 31, 2003, excluding temporary short-term investments, were as follows:

                                     Cost of Investments  Proceeds from
       Fund                               Purchased      Investments Sold
       ----                          ------------------- ----------------
       Small Cap                        $197,014,757       $195,618,102
       Mini-Cap                           34,074,738         21,262,999
       Real Estate                        14,916,100          4,132,441
       International Growth                4,581,028          4,194,368
       International Small Companies      75,534,240         18,334,097

6.  Tax Basis Information
Reclassifications
At December 31, 2003, permanent differences in book and tax accounting have been reclassified as follows:

                                                            Increase/
                           Increase/   Increase/(Decrease)  (Decrease)
                           (Decrease)      Accumulated     Accumulated
                            Paid-In      Net Investment    Net Realized
         Fund               Capital       Income/(Loss)    Gain/(Loss)
         ----             -----------  ------------------- ------------
         Small Cap        $(1,382,909)     $1,370,872      $    12,037
         Mini-Cap             (25,788)         76,595          (50,807)
         Real Estate                1        (211,029)         211,028
         International
          Growth              (46,038)         27,115           18,923
         International
          Small Companies   4,549,464          32,931       (4,582,395)

________________________________________________________________________________
December 31, 2003
                                      83

________________________________________________________________________________

Notes to Financial Statements
(continued)


Tax Basis of Investments
At December 31, 2003, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

                                    Gross        Gross     Net Unrealized
                      Cost of     Unrealized   Unrealized  Appreciation/
      Fund          Investments  Appreciation Depreciation (Depreciation)
      ----          ------------ ------------ ------------ --------------
      Small Cap     $101,700,911 $28,918,042  $(1,474,507)  $27,443,535
      Mini-Cap        13,391,296   1,297,568     (103,722)    1,193,846
      Real Estate     27,216,647   8,576,977      (17,203)    8,559,774
      International
       Growth         16,594,059   5,591,015   (1,281,293)    4,309,722
      International
       Small
       Companies      32,710,593   9,765,329     (350,500)    9,414,829

Post October Loss
Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Funds elected to defer capital losses and currency losses occurring between November 1, 2003 and December 31, 2003 as follows:

                      Fund                 Capital Losses
                      ----                 --------------
                      International Growth     $6,254

Capital Loss Carryforwards
At December 31, 2003 the following Funds had available for Federal income tax purposes unused capital losses as follows:

              Expiring in Expiring Expiring in Expiring in Expiring in Expiring in
Fund             2006     in 2007     2008        2009        2010        2011
----          ----------- -------- ----------- ----------- ----------- -----------
International
 Growth        $304,243   $43,416  $1,297,970  $2,884,919  $2,932,364   $856,355
International
 Small
 Companies        --        --         --       3,216,144   3,851,669      --


________________________________________________________________________________
                                                              December 31, 2003
                                      84

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

Tax Basis of Distributable Earnings/(Accumulated Losses)
At December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                                                    International
                       Small       Mini       Real    International     Small
                        Cap        Cap       Estate      Growth       Companies
                    ----------- ---------- ---------- ------------- -------------
Post-October
 losses............          --         --         --  $    (6,254)           --
Accumulated
 capital loss
 carryforwards.....          --         --         --   (8,319,267)  $(7,067,813)
Undistributed
 Ordinary
 Income............          --         --         --           --        65,473
Undistributed
 short-term
 gain..............          -- $  333,433 $   62,696           --            --
Undistributed
 long-term
 gain.............. $ 2,217,704         --     64,881           --            --
Net unrealized
 appreciation/
 (depreciation)....  27,443,535  1,193,846  8,559,774    4,309,722     9,414,829
                    ----------- ---------- ----------  -----------   -----------
Total distributable
 earnings/
 (accumulated
 losses)...........  29,661,239  1,527,279  8,687,351   (4,015,799)    2,412,489

________________________________________________________________________________
December 31, 2003
                                      85

________________________________________________________________________________

Notes to Financial Statements
(continued)


Tax Basis of Distributions to Shareholders
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

                                               2003      2003
                                             Ordinary Long-Term
                                              Income   Capital
               Fund                           Total   Gain Total
               ----                          -------- ----------
               Small Cap                           -- $2,251,944
               Mini-Cap                      $195,317         --
               Real Estate                    556,882    371,917
               International Small Companies  155,361         --

Redemption In-Kind
For the year ended December 31, 2003, the International Small Companies Fund paid in-kind redemption proceeds of portfolio securities in the amount of $18,280,729. In-kind redemptions are transactions in which a shareholder in the Fund redeems its interest in the Fund and the Fund pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Fund, and are not allocated to the other shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Fund's tax year. The in-kind gains or losses for the year ended December 31, 2003 are disclosed in the Fund's Statement of Operations.

7.  Foreign Securities
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

________________________________________________________________________________
                                                              December 31, 2003
                                      86

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


8.  REITS
The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

9.  Fund Adoption
On December 23, 2003, the International Small Companies Fund acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The adoption, which was approved by the shareholders of the Pictet International Small Companies Fund on December 22, 2003, was accomplished by an exchange of 1,614,743 shares of the International Small Companies Fund Retail Class (valued at $16,222,511) and 2,512,304 shares of the International Small Companies Fund Institutional Class (valued at $25,279,555) for 1,614,743 shares of the Pictet International Small Companies Fund Retail Class (valued at $16,222,511) and 2,512,304 shares of the Pictet International Small Companies Fund Institutional Class (valued at $25,279,555). Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for Federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Pictet International Small Companies Fund's net assets on December 23, 2003 were $41,502,104. Pertinent financial information related to Pictet International Small Companies Fund immediately prior to adoption is as follows:

Net Investment Income $177,010
Net Realized Gain $9,461,353
Net Change in Unrealized Appreciation on investments $8,400,647
Net Increase in Net Assets Resulting from Operations $18,039,010

________________________________________________________________________________
December 31, 2003
                                      87

________________________________________________________________________________

Report of Independent Auditors




To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Uniplan Real Estate Investment Fund, Forward Hansberger International Growth Fund, and Forward International Small Companies Fund (the "Funds") at December 31, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of Forward Hoover Small Cap Equity Fund, Forward Uniplan Real Estate Investment Fund, and Forward Hansberger International Growth Fund for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2004

________________________________________________________________________________
                                                              December 31, 2003
                                      88

________________________________________________________________________________

                                                    TAX INFORMATION (unaudited)


The post October loss bifurcation of $62,696 short-term, $(62,696) long-term for the Real Estate Fund is in accordance with Internal Revenue Service notification 97-64.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Cap Fund and the Uniplan Fund designate $2,251,944 and $371,917, respectively, as long-term capital gain dividends.

The Mini-Cap Fund and the Uniplan Fund designate 5.33% and 2.35%, respectively, of the income dividends distributed between January 1, 2003 and December 31, 2003, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the International Small Companies Fund designated 13.15% of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

________________________________________________________________________________
December 31, 2003
                                      89

________________________________________________________________________________

                  ADDITIONAL COMPANY INFORMATION (Unaudited)

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.
NON-INTERESTED DIRECTORS:

                                                                                                                 Number of
                                 Term of                                                                          Funds in
                  Position(s)  Office and                                                                       Fund Complex
 Name, Address,    Held with    Length of                                                                       Overseen by
    and Age*      the Company Time Served**           Principal Occupation(s) During Past Five Years              Director
----------------- ----------- ------------- ------------------------------------------------------------------- ------------
Kenneth V.         Director    Since 2003   Financial Consultant, Securities Arbitrator, Expert Witness, Estate      7
 Dominguez                                  and Trust Administrator (1999-present); Technical Consultant to
Age: 70                                     the California State Board of Accountancy (2002-present); Chief
                                            Accountant, Division of Investment Management, U.S. Securities
                                            and Exchange Commission (1998-1999); Senior Vice President and
                                            Chief Financial Officer, Franklin Templeton Group, an investment management company (1987-1997).

Haig G. Mardikian  Director    Since 1998   Owner of Haig G. Mardikian Enterprises, a real estate investment         7
Age: 56                                     business (1971-present); a General Partner of M&B Development, a real estate investment business (1983-present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest,
                                            Inc., a real estate investment business (1989-present); Vice
                                            Chairman and Trustee of the William Saroyan Foundation (1992-
                                            present). Mr. Mardikian has served as Managing Director of the
                                            United Broadcasting Company, radio broadcasting (1983-2001)
                                            and Chairman and Director of SIFE Trust Fund (1978-2002). He
                                            serves as a director of the Downtown Association of San Francisco
                                            (1982-present) and the Market Street Association (1982-present)
                                            and as a trustee of Trinity College (1998-present); the Herbert
                                            Hoover Presidential Library (1997-present); the Herbert Hoover
                                            Foundation (2002-present) and the Advisor California Civil
                                            Liberties Public Education Fund (1997-present).

                                                                        Other
                                                                    Directorships
                                                                       Held by
          Principal Occupation(s) During Past Five Years             Director***
------------------------------------------------------------------- -------------
Financial Consultant, Securities Arbitrator, Expert Witness, Estate     None.
and Trust Administrator (1999-present); Technical Consultant to the California State Board of Accountancy (2002-present); Chief
Accountant, Division of Investment Management, U.S. Securities
and Exchange Commission (1998-1999); Senior Vice President and
Chief Financial Officer, Franklin Templeton Group, an investment management company (1987-1997).

Owner of Haig G. Mardikian Enterprises, a real estate investment        None.
business (1971-present); a General Partner of M&B Development, a real estate investment business (1983-present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest,
Inc., a real estate investment business (1989-present); Vice
Chairman and Trustee of the William Saroyan Foundation (1992-
present). Mr. Mardikian has served as Managing Director of the
United Broadcasting Company, radio broadcasting (1983-2001)
and Chairman and Director of SIFE Trust Fund (1978-2002). He
serves as a director of the Downtown Association of San Francisco
(1982-present) and the Market Street Association (1982-present)
and as a trustee of Trinity College (1998-present); the Herbert
Hoover Presidential Library (1997-present); the Herbert Hoover
Foundation (2002-present) and the Advisor California Civil
Liberties Public Education Fund (1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.



________________________________________________________________________________
                                                              December 31, 2003
                                      90

________________________________________________________________________________

NON-INTERESTED DIRECTORS:

                                                                                           Number of
                               Term of                                                      Funds in
                Position(s)  Office and                                                   Fund Complex
Name, Address,   Held with    Length of                                                   Overseen by    Other Directorships
   and Age*     the Company Time Served** Principal Occupation(s) During Past Five Years    Director     Held by Director***
--------------- ----------- ------------- ----------------------------------------------- ------------ ------------------------

Leo T. McCarthy  Director    Since 1998   President, The Daniel Group, an investment           7       Trustee, Parnassus
Age: 73                                   partnership (January 1995-present); Trustee,                 Fund (1) (December
                                          Jesuit School of Theology (March 2001-present),              1997-April 2002);
                                          Director of Red Chamber, a seafood import                    Director, Linear
                                          company (1997-present) and Director, Accela,                 Technology
                                          Inc., a software company (March 1998-present).               Corporation, a
                                                                                                       manufacturing
                                                                                                       company (July 1994-
                                                                                                       present).

Donald O'Connor  Director    Since 2000   Financial Consultant (1997-present); Retired         7       Trustee of the Advisors
Age: 66                                   Vice President of Operations, Investment                     Series Trust (15) (1997-
                                          Company Institute ("ICI"), a mutual fund trade               present).
                                          association (May 1969-June 1993); Executive
                                          Vice President and Chief Operating Officer,
                                          ICI Mutual Insurance Company, an insurance
                                          company (1987-1997); Chief, Branch of Market
                                          Surveillance, Securities and Exchange
                                          Commission (1964-1969).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.


________________________________________________________________________________
December 31, 2003
                                      91

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                               Number of
                              Term of                                                           Funds in
               Position(s)  Office and                                                        Fund Complex
Name, Address,  Held with    Length of                                                        Overseen by  Other Directorships
   and Age*    the Company Time Served**    Principal Occupation(s) During Past Five Years      Director   Held by Director***
-------------- ----------- ------------- ---------------------------------------------------- ------------ --------------------
J. Alan Reid,  President,   Since 2001   President of Forward Management, LLC, an                  7       Director of SunGuard
 Jr.****       Director                  investment advisor ("Forward Management,"                         Expert Solutions and
Age: 41                                  formerly known as Webster Investment Management                   FOLIOfn.
                                         Co., LLC) (April 2001-present), Internet Brokerage
                                         Manager, Morgan Stanley Online, a financial services
                                         company (1999-2001); Executive Vice President and
                                         Treasurer, Webster Investment Management Co.,
                                         LLC (1998-1999); Vice President, Regional Director,
                                         Investment Consulting Services, Morgan Stanley,
                                         Dean Witter, Discover & Co., a financial services
                                         company (July 1992-February 1998); Vice President,
                                         Regional Director, Investment Consulting Services,
                                         Dean Witter, a financial services company (May
                                         1994-September 1997); Vice President, Director of
                                         Centerpoint, a public health and welfare
                                         organization (January 1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.

________________________________________________________________________________
                                                              December 31, 2003
                                      92

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                                  Number of
                              Term of                                                              Funds in
               Position(s)  Office and                                                           Fund Complex       Other
Name, Address,  Held with    Length of                                                           Overseen by  Directorships Held
   and Age*    the Company Time Served**     Principal Occupation(s) During Past Five Years        Director     by Director***
-------------- ----------- ------------- ------------------------------------------------------- ------------ ------------------
 DeWitt F.      Director    Since 2000   Principal, Pension Investment Consulting, a                  7       Trustee of the
  Bowman*****                            consulting company (February 1994-present);                          Brandes
 Age: 73                                 Interim Treasurer and Vice President for                             Institutional
                                         Investments, Regents of the University of California                 International Fund
                                         (September2000-April 2001); Treasurer of Pacific                     (1) (May
                                         Pension Institute, a non-profit education                            1995-present).
                                         organization (February 1994-2002); Treasurer of
                                         Edgewood Center for Children and Families, a non-
                                         profit care center (March 1994-present). He serves
                                         as a director of the Episcopal Diocese of California, a
                                         non-profit religious organization (June 1964-present)
                                         and RREEF America REIT, Inc. (May 1994-present)
                                         and as a trustee of the Pacific Gas and Electric
                                         Nuclear Decommissioning Trust Fund, a
                                         decommissioning trust (March 1994-present) and
                                         the PCG Private Equity Fund, a private equity fund
                                         of funds (May 1998-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to the Company in the future.

________________________________________________________________________________
December 31, 2003
                                      93

________________________________________________________________________________

OFFICERS:

                                                                                                      Number of
                                    Term of                                                         Portfolios in     Other
                      Position(s)  Office and                                                       Fund Complex  Directorships
   Name, Address,      Held with   Length of                                                         Overseen by     Held by
      and Age         the Company Time Served*    Principal Occupation(s) During Past Five Years      Director       Director
--------------------- ----------- ------------ ---------------------------------------------------- ------------- --------------
John P. McGowan        Treasurer   Since 1999  Senior Vice President and Chief Operating Officer,        N/A      N/A
433 California Street                          Forward Management, LLC (June 1999-present);
Suite 1010                                     Vice President, Client Services, First Data Investor
San Francisco, CA                              Services Group, a mutual fund administrator (June
94104                                          1998-May 1999); Assistant Vice President, Trust and
Age: 37                                        Investment Services Division, M & T Bank, an
                                               investment adviser (1992-1998).

Lori V. Russell        Secretary   Since 2002  Associate Counsel at PFPC Inc. since 2002; Associate      N/A      N/A
4400 Computer Drive                            Counsel at Investors Bank & Trust Company, a
Westborough, MA                                financial service provider (2001-2002); Manager in
01581                                          the Regulatory Administration Department of
Age: 32                                        PFPC Inc. (1998-2001).

------------------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

________________________________________________________________________________
                                                              December 31, 2003
                                      94

INVESTMENT ADVISOR
Forward Management, LLC
     San Francisco, CA

DISTRIBUTOR
PFPC Distributors, Inc.
     King of Prussia, PA

COUNSEL
Dechert LLP
     Washington, DC

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
     San Francisco, CA

CUSTODIAN
Brown Brothers Harriman & Co.
     Boston MA

FORWARDFUNDS

.. FORWARD HOOVER
  SMALL CAP EQUITY FUND

.. FORWARD HOOVER
  MINI-CAP FUND

.. FORWARD UNIPLAN
  REAL ESTATE INVESTMENT FUND

.. FORWARD HANSBERGER
  INTERNATIONAL GROWTH FUND

.. FORWARD INTERNATIONAL
  SMALL COMPANIES FUND

FFANN 12/03

[LOGO]    Sierra
           Club
       -------------
       FOUNDED 1892
   Mutual Funds



                                    [GRAPHIC]


                                         Sierra Club Stock Fund

                                         Sierra Club Balanced Fund


                                         Annual Report

                                         December 31, 2003

________________________________________________________________________________
                                      [_]

                                                              Table of Contents


                  Shareholder Letter......................  1

                  Portfolios of Investments...............  8

                  Statement of Assets and Liabilities..... 21

                  Statement of Operations................. 22

                  Statements of Changes in Net Assets..... 23

                  Financial Highlights.................... 25

                  Notes to Financial Statements........... 28

Sierra Club Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

The report has been prepared for the general information of Sierra Club Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Sierra Club Funds Prospectus, which contains more complete information about Sierra Club Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

________________________________________________________________________________
                                                              December 31, 2003

________________________________________________________________________________
                                      [_]

Letter From The President


Dear Shareholders,

2003 was a great year to invest for the planet! The strong performance
of the U.S. stock market and excellent stock selection by the Funds'    [PHOTO]
investment management teams combined to provide Sierra Club Funds investors with compelling returns in their first calendar year.

The Sierra Club Stock Fund rewarded its investors with a return of 32.02%, easily outpacing the U.S. stock market, which finished up 28.68% (as represented by the S&P 500(R) Index with dividends reinvested). The Sierra Club Balanced Fund also had a solid first year with a gain of 18.65%. Keep in mind that the Balanced Fund invests approximately 60% of its assets in stocks and 40% in bonds. Bonds did not fare nearly as well as stocks during the year as the very low interest rate environment decreased yields.

The stock market's strong results followed three consecutive years of negative performance. News on the conflict in the Middle East and signs of economic growth in the U.S., including impressive corporate profit reports, jump-started the stock market in 2003. The response was dramatic; ninety-two percent of the stocks in the S&P 500 had positive returns.

The performance of the Sierra Club Funds adds credence to a claim we've been making all along--you don't have to sacrifice performance to invest with your values. We assume you share this belief and we are glad that you have been part of our early success.

With that said, our environmental and social guidelines do help shape our Funds. For example, you're unlikely to see us hold many energy stocks because most of the profitable companies in the energy business are exploiting our natural resources. Because of this, the Sierra Club Funds tend to invest in certain market sectors more than others. For example, we may have more technology holdings to offset our lack of energy holdings. As you think about how these tendencies will influence your portfolio over the long-term, there are three important issues to remember:

1) We have professional investment managers select the securities that are held by the Funds. The basis for their investment decision is December 31, 2003

________________________________________________________________________________
                                      1

________________________________________________________________________________
                                      [_]

  whether or not they believe the stock or bond is a good investment. They never invest in a company solely because they think it is good for the environment.

2) Investing in companies that have better environmental and social practices can offer compelling advantages to investors. For example, leading companies tend to have forward thinking management teams and are less likely to have the liabilities associated with labor disputes and pollution clean up, among other things.

3) Investing in better companies is part of a virtuous cycle. As more people recognize the benefits of investing in good companies (for you, humanity and the environment) those companies may tend to perform better in the stock market.

The following sections provide more information on our Funds, what we are doing to make a difference, and a discussion of recent mutual fund industry issues. I think you will find them informative.

Best regards,

/s/
J. Alan Reid, President
Sierra Club Funds

Although the Funds are no-load, other annual fees and expenses do apply as described in the prospectus.

________________________________________________________________________________
                                                              December 31, 2003
                                      2

________________________________________________________________________________
                                      [_]

Updates On The Sierra Club Funds


Investment Management For The Sierra Club Stock Fund

As you probably know, we have hired two investment teams to manage each of our Funds. One team uses a growth style which means they usually select from companies that are experiencing accelerating earnings growth (they're making more money each year). The other team uses a value style so they tend to select companies that appear to be trading at a price below their potential. We believe that using this multi-manager and multi-style approach will make the investment performance of the Sierra Club Funds more consistent over time.

These two investment management teams only invest in companies that have already passed the environmental and social guidelines created by the Sierra Club. In 2003, the Sierra Club Funds had overweight positions in health care and technology that helped the performance of the Funds. An overweight position means that the Funds held a larger percentage of their investments in health care and technology stocks than found in an index that represents the stock market like the S&P 500. The Funds also had a smaller than average position in pharmaceutical companies. Together, these allocations helped us achieve better returns than the overall market.

Our underweight positions in oil and gas as well as industrial conglomerates was a drag on our overall performance as these sectors experienced significant gains over the course of the year. Our overweight position in semiconductors also detracted from our returns as this sector did not perform better than the overall market.

Another important characteristic of the Sierra Club Stock Fund is its strategy of investing in large, medium and small stocks. The S&P 500 is representative of 500 large stocks traded on the U.S. exchanges. Our willingness to invest in some stocks that are smaller than those included in the S&P 500 was another key contributor to our success in 2003 as medium and small-sized stocks experienced the greatest amount of growth.

Investment Management For The Sierra Club Balanced Fund

As was mentioned earlier, the Sierra Club Balanced Fund allocates approximately 60% of its assets to stocks and 40% to bonds. Stocks and

________________________________________________________________________________
December 31, 2003
                                      3

________________________________________________________________________________
                                      [_]

bonds will often perform differently in different market conditions and bonds are generally less volatile investments than stocks. Those factors make the Balanced Fund a more conservative investment option than the Sierra Club Stock Fund.

The holdings in the stock portion of the Sierra Club Balanced Fund are similar to those in the Sierra Club Stock Fund so the information above also applies to this Fund. The bond portion of the portfolio is typically invested in U.S. Government bonds or the bonds of major companies that have passed the same set of environmental and social guidelines that we apply for our stock investments.

In 2003, our investment managers used defensive strategies for the Balanced Fund's bond investments. They concentrated on short-term bonds (bonds with low durations) to reduce the volatility of the portfolio. They also invested in government agency bonds more than in corporate bonds. The greater likelihood of repayment from government bonds also typically lowers their return potential. Finally, when they did invest in corporate bonds, they chose higher quality companies that offered lower yields. These conservative practices made the bond portion of the portfolio slightly underperform the bond market, but we felt that these practices were justified given the threat of higher interest rates.

________________________________________________________________________________
                                                              December 31, 2003
                                      4

________________________________________________________________________________
                                      [_]

Garvin's Corner


How We Are Making A Difference                                          [PHOTO]

Your investments in the Sierra Club Funds helped create opportunities to influence the practices of the companies that we held. When we buy stocks, we can use our ownership interest to influence the companies we have selected. This year we participated in proxy resolutions with Starbucks, Avon Products, Oxford Health Plans and Bed Bath & Beyond on subjects ranging from genetically engineered ingredients to diversity in the workforce.

We also actively communicated with government officials regarding a variety of environmental issues. At the Federal level we addressed topics including wildlands and wildlife protection, the Endangered Species Act, the Roadless Area Conservation Rule and sound forest management. At the state level we lobbied on subjects including pollution control, water quality and forest conservation. We will continue to help preserve and protect our planet by making our voice heard in these forums as well as in our own communities.

Lower Expenses For The Sierra Club Funds

In order to make our Funds even more attractive to new and current investors, in early 2004 we reduced our Fund expense ratios. Effective January 26, 2004, the expense ratio was lowered from 1.84% to 1.69% for both the Sierra Club Stock Fund and the Sierra Club Balanced Fund.

Sincerely,


/s/ Garvin Jabusch
Garvin Jabusch
Director of Research and Awareness

________________________________________________________________________________
December 31, 2003
                                      5

________________________________________________________________________________
                                      [_]

Mutual Fund Industry Issues


A Challenging Time

Despite all the good news in the stock markets, 2003 was a challenging time for the mutual fund industry. Headline after headline raised troublesome questions about industry conduct and practices. Regulators focused their attention on activities ranging from the unethical to the unlawful. Inevitably, many investors became concerned about the mutual fund companies to which they had entrusted their savings.

We are happy to tell you that the Sierra Club Funds have a straightforward answer to any concerns which you might have about our investment management practices: we simply do not tolerate market timing or late trading--or anything else that will harm our investors. We never have and we never will.

Let me be specific. Since the Sierra Club Funds were introduced in 2003, we have voluntarily followed the primary "best practices" now being proposed as legislation.

.. Our mutual funds' Board of Directors has had an independent Chairperson and a majority of independent Directors.

.. We have been vigilant in preventing market timing. We impose the maximum redemption fee permitted by law on those shareholders who hold our Funds for 60 days or less.

.. We work closely with our transfer agent to ensure that untimely investment orders are not accepted.

Because we realize the importance of maintaining your confidence in us, we have made it easier for our shareholders to learn about our Fund policies and the people who enforce them.

.. Our shareholder Prospectus and Statement of Additional Information are always available on our website.

.. We now publish a weekly report of our daily fund flows on our website so that you can review the investments and redemptions made each day in each of our Funds.

________________________________________________________________________________
December 31, 2003
                                      6

________________________________________________________________________________
                                      [_]


.. We also provide the following items on our website: a biography of each member of our Board of Directors, our Code of Ethics and a quarterly list of all transactions in our Funds by the Officers of the Investment Advisor.

Should you have additional questions, you can contact us at (866) 897-5982.

Although it was a difficult year for the mutual fund industry, it was a rewarding one for our investors. We hope that you will take a moment to review our Funds' performance and that you will be pleased with what you see. We appreciate your trust and are working hard to maintain it. We look forward to working with you throughout 2004 and beyond.

Sincerely,
Sierra Club Funds

________________________________________________________________________________
                                                              December 31, 2003
                                      7

________________________________________________________________________________

Sierra Club Stock Fund
Portfolio of Investments


                                                            Value
            Shares                                         (Note 2)
            ------                                         --------
            COMMON STOCKS - 93.53%
                    Airlines - 0.96%
             4,850  Southwest Airlines Co................. $ 78,279
                                                           --------
                    Biotechnology - 2.74%
             1,450  Amgen, Inc.*..........................   89,610
             2,300  Gilead Sciences, Inc.*................  133,722
                                                           --------
                                                            223,332
                                                           --------
                    Capital Markets - 4.59%
             1,094  Bear Stearns Cos., Inc................   87,465
             2,780  Northern Trust Corp...................  129,048
            13,300  Schwab (Charles) Corp.................  157,472
                                                           --------
                                                            373,985
                                                           --------
                    Commercial Banks - 4.05%
             2,200  International Bancshares Corp.........  103,730
             2,700  Silicon Valley Bancshares*............   97,389
             2,200  Wells Fargo & Co......................  129,558
                                                           --------
                                                            330,677
                                                           --------
                    Commercial Services & Supplies - 1.92%
             1,100  Deluxe Corp...........................   45,463
             4,750  Robert Half International, Inc.*......  110,865
                                                           --------
                                                            156,328
                                                           --------
                    Communications Equipment - 2.45%
            24,200  JDS Uniphase Corp.*...................   88,330
             3,000  UTStarcom, Inc.*......................  111,210
                                                           --------
                                                            199,540
                                                           --------
                    Computers & Peripherals - 6.69%
             5,600  Dell, Inc.*...........................  190,176
             6,900  EMC Corp.*............................   89,148
            16,500  InFocus Corp.*........................  159,720
            23,800  Sun Microsystems, Inc.*...............  106,862
                                                           --------
                                                            545,906
                                                           --------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      8

________________________________________________________________________________

                                                         Sierra Club Stock Fund
                                                       Portfolio of Investments

                                                              Value
          Shares                                             (Note 2)
          ------                                             --------
                  Construction & Engineering - 1.41%
          15,700  Quanta Services, Inc.*.................... $114,610
                                                             --------
                  Consumer Finance - 3.48%
           8,600  AmeriCredit Corp.*........................  136,998
           2,400  Capital One Financial Corp................  147,096
                                                             --------
                                                              284,094
                                                             --------
                  Diversified Financial Services - 0.07%
             100  Moody's Corp..............................    6,055
                                                             --------
                  Electrical Equipment - 0.48%
           1,600  American Power Conversion Corp............   39,120
                                                             --------
                  Electronic Equipment & Instruments - 1.28%
           3,300  Tektronix, Inc............................  104,280
                                                             --------
                  Food & Staples Retailing - 2.17%
           2,700  Costco Wholesale Corp.*...................  100,386
           2,100  Walgreen Co...............................   76,398
                                                             --------
                                                              176,784
                                                             --------
                  Food Products - 1.23%
           1,300  Hershey Foods Corp........................  100,087
                                                             --------
                  Health Care Equipment & Supplies - 0.95%
           1,600  Medtronic, Inc............................   77,776
                                                             --------
                  Health Care Providers & Services - 7.38%
           1,900  AdvancePCS*...............................  100,054
           1,200  Coventry Health Care, Inc.*...............   77,388
           2,700  Health Net, Inc.*.........................   88,290
           4,800  Humana, Inc.*.............................  109,680
           1,600  PacifiCare Health Systems, Inc.*..........  108,160
           2,040  UnitedHealth Group, Inc...................  118,687
                                                             --------
                                                              602,259
                                                             --------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      9

________________________________________________________________________________

Sierra Club Stock Fund
Portfolio of Investments

                                                             Value
           Shares                                           (Note 2)
           ------                                           --------
                  Hotels Restaurants & Leisure - 4.48%
           2,300  Outback Steakhouse, Inc.................. $101,683
           3,600  Starbucks Corp.*.........................  119,016
           4,025  Starwood Hotels & Resorts Worldwide, Inc.  144,779
                                                            --------
                                                             365,478
                                                            --------
                  Information Technology Services - 1.01%
           2,970  SunGard Data Systems, Inc.*..............   82,299
                                                            --------
                  Insurance - 2.58%
             900  Ambac Financial Group, Inc...............   62,451
           1,500  MBIA, Inc................................   88,845
           1,300  Torchmark Corp...........................   59,202
                                                            --------
                                                             210,498
                                                            --------
                  Media - 4.97%
           1,450  Omnicom Group, Inc.......................  126,629
           3,150  Univision Communications, Inc., Class A*.  125,023
           4,500  Westwood One, Inc.*......................  153,945
                                                            --------
                                                             405,597
                                                            --------
                  Personal Products - 2.29%
           4,750  Estee Lauder Cos., Inc., Class A.........  186,485
                                                            --------
                  Pharmaceuticals - 2.57%
           1,500  Medicis Pharmaceutical Corp., Class A....  106,950
           4,050  Mylan Laboratories, Inc..................  102,303
                                                            --------
                                                             209,253
                                                            --------
                  Real Estate - 2.87%
             200  AMB Property Corp........................    6,576
           3,100  Cousins Properties, Inc..................   94,860
           4,200  HRPT Properties Trust....................   42,378
           3,700  Reckson Associates Realty Corp...........   89,910
                                                            --------
                                                             233,724
                                                            --------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      10

________________________________________________________________________________

                                                         Sierra Club Stock Fund
                                                       Portfolio of Investments

                                                              Value
           Shares                                            (Note 2)
           ------                                            --------
                  Semiconductors & Semiconductor Equipment -
                   6.64%
           3,800  Altera Corp.*............................. $ 86,260
           2,000  Analog Devices, Inc.......................   91,300
           5,250  Applied Materials, Inc.*..................  117,863
           3,350  Novellus Systems, Inc.*...................  140,867
           2,720  Xilinx, Inc.*.............................  105,373
                                                             --------
                                                              541,663
                                                             --------
                  Software - 9.35%
           4,000  Ascential Software Corp.*.................  103,720
           4,700  Autodesk, Inc.............................  115,526
           5,200  Citrix Systems, Inc.*.....................  110,292
           4,555  Microsoft Corp............................  125,445
           8,300  Oracle Corp.*.............................  109,560
           6,000  Siebel Systems, Inc.*.....................   83,220
           3,100  VERITAS Software Corp.*...................  115,196
                                                             --------
                                                              762,959
                                                             --------
                  Specialty Retail - 5.50%
           5,000  American Eagle Outfitters, Inc.*..........   82,000
           2,500  Bed Bath & Beyond, Inc.*..................  108,375
           4,939  Best Buy Co., Inc.........................  258,013
                                                             --------
                                                              448,388
                                                             --------
                  Thrifts & Mortgage Finance - 7.84%
             933  Countrywide Financial Corp................   70,768
           2,700  Doral Financial Corp......................   87,156
             194  Fannie Mae................................   14,562
           1,000  Freddie Mac...............................   58,320
           3,100  GreenPoint Financial Corp.................  109,492
           3,500  IndyMac Bancorp, Inc......................  104,265
           3,420  MGIC Investment Corp......................  194,735
                                                             --------
                                                              639,298
                                                             --------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      11

________________________________________________________________________________

Sierra Club Stock Fund
Portfolio of Investments

                                                             Value
           Shares                                           (Note 2)
           ------                                          ----------
                  Trading Companies & Distributors - 1.58%
           2,580  Fastenal Co.............................    128,845
                                                           ----------
                  Total Common Stocks.....................  7,627,599
                                                           ----------
                  (Cost $6,422,407)
           Total Investments - 93.53%                       7,627,599
                                                           ----------
           (Cost $6,422,407)
           Net Other Assets and Liabilities - 6.47%           527,883
                                                           ----------
           Net Assets - 100.00%                            $8,155,482
                                                           ==========

------------------
* Non-income producing security.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      12

                            Sierra Club Stock Fund

________________________________________________________________________________


                   Growth of $10,000 Investment in the Fund

                                    [CHART]

                  Sierra Club    S&P 500 Index with       S&P 500 Index without
                  Stock Fund   reinvested dividends/1/   reinvested dividends/1/
10/1/1998           10,000           10,000                     10,000
12/31/1998          12,093           12,130                     12,087
3/31/1999           12,524           12,734                     12,649
6/30/1999           13,425           13,632                     13,498
9/30/1999           12,604           12,780                     12,613
12/31/1999          14,452           14,682                     14,447
3/31/2000           15,065           15,019                     14,735
6/30/2000           14,613           14,620                     14,303
9/30/2000           15,045           14,478                     14,125
12/31/2000          13,901           13,345                     12,982
3/31/2001           11,925           11,763                     11,409
6/30/2001           12,610           12,452                     12,039
9/30/2001           10,681           10,624                     10,235
12/31/2001          11,994           11,759                     11,289
3/31/2002           11,901           11,791                     11,282
6/30/2002           10,518           10,212                      9,733
9/30/2002            8,403            8,447                      8,016
12/31/2002           9,147            9,160                      8,651
3/31/2003            9,170            8,872                      8,340
6/30/2003           10,565           10,237                      9,582
9/30/2003           10,693           10,508                      9,793
12/31/2003          12,076           11,788                     10,933


                         Average Annual Total Return:

                1 Year                                   32.02%
                Since Inception*                          3.66%

* The Fund commenced operations on October 1, 1998.
/1/ The S&P 500 Index is an unmanaged index of the 500 largest stocks in market capitalization in the U.S. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sierraclubfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      13

________________________________________________________________________________

Sierra Club Balanced Fund
Portfolio of Investments


                                                            Value
           Shares                                          (Note 2)
           ------                                         ----------
           COMMON STOCKS - 63.25%
                   Airlines - 0.57%
            9,450  Southwest Airlines Co................. $  152,523
                                                          ----------
                   Biotechnology - 1.74%
            2,950  Amgen, Inc.*..........................    182,310
            4,900  Gilead Sciences, Inc.*................    284,886
                                                          ----------
                                                             467,196
                                                          ----------
                   Capital Markets - 3.46%
            3,200  Bear Stearns Cos., Inc................    255,840
            6,200  Northern Trust Corp...................    287,804
           32,600  Schwab (Charles) Corp.................    385,984
                                                          ----------
                                                             929,628
                                                          ----------
                   Commercial Banks - 1.11%
            5,050  Wells Fargo & Co......................    297,395
                                                          ----------
                   Commercial Services & Supplies - 1.69%
            5,100  Deluxe Corp...........................    210,783
           10,450  Robert Half International, Inc.*......    243,903
                                                          ----------
                                                             454,686
                                                          ----------
                   Communications Equipment - 1.33%
           20,600  JDS Uniphase Corp.*...................     75,190
            7,600  UTStarcom, Inc.*......................    281,732
                                                          ----------
                                                             356,922
                                                          ----------
                   Computers & Peripherals - 5.19%
           14,200  Dell, Inc.*...........................    482,232
           14,650  EMC Corp.*............................    189,278
           44,400  InFocus Corp.*........................    429,792
           65,600  Sun Microsystems, Inc.*...............    294,544
                                                          ----------
                                                           1,395,846
                                                          ----------
                   Construction & Engineering - 0.56%
           20,800  Quanta Services, Inc.*................    151,840
                                                          ----------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      14

________________________________________________________________________________

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                                                              Value
         Shares                                              (Note 2)
         ------                                             ----------
                 Consumer Finance - 1.76%
          8,600  AmeriCredit Corp.*........................ $  136,998
          5,500  Capital One Financial Corp................    337,095
                                                            ----------
                                                               474,093
                                                            ----------
                 Diversified Financial Services - 0.74%
          3,300  Moody's Corp..............................    199,815
                                                            ----------
                 Electrical Equipment - 0.66%
          7,300  American Power Conversion Corp............    178,485
                                                            ----------
                 Electronic Equipment & Instruments - 1.43%
         12,200  Tektronix, Inc............................    385,520
                                                            ----------
                 Food & Staples Retailing - 1.40%
          5,550  Costco Wholesale Corp.*...................    206,349
          4,700  Walgreen Co...............................    170,986
                                                            ----------
                                                               377,335
                                                            ----------
                 Food Products - 0.43%
          1,500  Hershey Foods Corp........................    115,485
                                                            ----------
                 Health Care Equipment & Supplies - 0.60%
          3,300  Medtronic, Inc............................    160,413
                                                            ----------
                 Health Care Providers & Services - 4.12%
          3,800  AdvancePCS*...............................    200,108
          3,300  Coventry Health Care, Inc.*...............    212,817
          8,400  Health Net, Inc.*.........................    274,680
          2,500  PacifiCare Health Systems, Inc.*..........    169,000
          4,300  UnitedHealth Group, Inc...................    250,174
                                                            ----------
                                                             1,106,779
                                                            ----------
                 Hotels Restaurants & Leisure - 2.69%
          2,900  Outback Steakhouse, Inc...................    128,209
          7,700  Starbucks Corp.*..........................    254,562
          9,450  Starwood Hotels & Resorts Worldwide, Inc..    339,917
                                                            ----------
                                                               722,688
                                                            ----------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      15

________________________________________________________________________________

Sierra Club Balanced Fund
Portfolio of Investments

                                                             Value
          Shares                                            (Note 2)
          ------                                           ----------
                  Information Technology Services - 0.75%
           7,250  SunGard Data Systems, Inc.*............. $  200,898
                                                           ----------
                  Insurance - 2.26%
           2,500  Ambac Financial Group, Inc..............    173,475
           2,700  MBIA, Inc...............................    159,921
           6,000  Torchmark Corp..........................    273,240
                                                           ----------
                                                              606,636
                                                           ----------
                  Media - 3.59%
           3,600  Omnicom Group, Inc......................    314,388
           7,600  Univision Communications, Inc., Class A*    301,644
          10,200  Westwood One, Inc.*.....................    348,942
                                                           ----------
                                                              964,974
                                                           ----------
                  Personal Products - 1.75%
          12,000  Estee Lauder Cos., Inc., Class A........    471,120
                                                           ----------
                  Pharmaceuticals - 2.20%
           4,100  Medicis Pharmaceutical Corp., Class A...    292,330
          11,850  Mylan Laboratories, Inc.................    299,331
                                                           ----------
                                                              591,661
                                                           ----------
                  Real Estate - 2.89%
           5,200  AMB Property Corp.......................    170,976
           4,000  Cousins Properties, Inc.................    122,400
          18,900  HRPT Properties Trust...................    190,701
          12,100  Reckson Associates Realty Corp..........    294,030
                                                           ----------
                                                              778,107
                                                           ----------
                  Semiconductors and Semiconductor
                  Equipment - 4.97%
           7,700  Altera Corp.*...........................    174,790
           4,400  Analog Devices, Inc.....................    200,860
          12,950  Applied Materials, Inc.*................    290,727
          10,950  Novellus Systems, Inc.*.................    460,447
           5,400  Xilinx, Inc.*...........................    209,196
                                                           ----------
                                                            1,336,020
                                                           ----------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      16

________________________________________________________________________________

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                                                             Value
         Shares                                             (Note 2)
         -------                                           -----------
                  Software - 6.27%
           8,400  Ascential Software Corp.*............... $   217,812
           8,100  Autodesk, Inc...........................     199,098
          10,400  Citrix Systems, Inc.*...................     220,584
          10,450  Microsoft Corp..........................     287,793
          20,550  Oracle Corp.*...........................     271,260
          14,000  Siebel Systems, Inc.*...................     194,180
           7,900  VERITAS Software Corp.*.................     293,564
                                                           -----------
                                                             1,684,291
                                                           -----------
                  Specialty Retail - 2.84%
          12,600  American Eagle Outfitters, Inc.*........     206,640
           5,250  Bed Bath & Beyond, Inc.*................     227,587
           6,300  Best Buy Co., Inc.......................     329,112
                                                           -----------
                                                               763,339
                                                           -----------
                  Thrifts & Mortgage Finance - 5.14%
           2,400  Countrywide Financial Corp..............     182,040
           9,150  Doral Financial Corp....................     295,362
           3,000  Freddie Mac.............................     174,960
           8,500  IndyMac Bancorp, Inc....................     253,215
           8,350  MGIC Investment Corp....................     475,449
                                                           -----------
                                                             1,381,026
                                                           -----------
                  Trading Companies & Distributors - 1.11%
           5,950  Fastenal Co.............................     297,143
                                                           -----------
                  Total Common Stocks.....................  17,001,864
                                                           -----------
                  (Cost $13,310,151)

          Par
         Value
         -----
         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.76%
                  Federal Farm Credit Bank - 4.49%
         250,000  2.250%, due 09/01/06....................     248,691
         225,000  5.900%, due 12/17/08....................     235,368
         200,000  4.000%, due 12/30/09....................     201,224
         200,000  4.500%, due 02/18/10....................     200,017
          75,000  3.680%, due 03/24/10....................      73,827
         250,000  3.875%, due 05/07/10....................     248,154
                                                           -----------
                                                             1,207,281
                                                           -----------

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      17

________________________________________________________________________________

Sierra Club Balanced Fund
Portfolio of Investments

            Par                                                Value
           Value                                              (Note 2)
         ---------                                           ----------
                    Federal Home Loan Bank - 6.45%
           225,000  3.375%, due 11/15/04.................... $  229,030
           180,000  3.000%, due 08/15/05....................    183,701
           225,000  3.500%, due 11/15/07....................    227,928
           225,000  3.375%, due 02/15/08....................    226,068
           200,000  4.250%, due 11/13/09....................    204,226
           200,000  3.750%, due 04/01/10....................    197,548
           250,000  3.375%, due 05/14/10....................    241,096
           225,000  4.320%, due 08/19/10....................    224,255
                                                             ----------
                                                              1,733,852
                                                             ----------
                    Federal Home Loan Mortgage Corp. - 3.25%
            60,000  2.875%, due 09/15/05....................     61,122
           575,000  5.250%, due 01/15/06....................    611,935
           200,000  3.500%, due 01/07/08....................    200,074
                                                             ----------
                                                                873,131
                                                             ----------
                    Federal National Mortgage Corp. - 9.57%
            92,000  0.000%, due 09/13/04....................     91,264
           565,000  1.875%, due 12/15/04....................    568,065
         1,520,000  5.500%, due 02/15/06....................  1,628,048
            60,000  2.125%, due 04/15/06....................     60,010
           225,000  3.100%, due 07/28/06....................    225,271
                                                             ----------
                                                              2,572,658
                                                             ----------
                    Total U.S. Government and Agency Obligations
                    (Cost $6,396,121).......................  6,386,922
                                                             ----------
         CORPORATE NOTES AND BONDS - 11.42%
                    Finance - 8.54%
                    Bank of America Corp.
           150,000  5.750%, due 03/01/04....................    151,051
           100,000  6.200%, due 02/15/06....................    108,184
           100,000  4.750%, due 10/15/06....................    105,641
                    Bear Stearns Cos., Inc.
           200,000  3.000%, due 03/30/06....................    203,120
                    Countrywide Home Loan
           100,000  5.625%, due 05/15/07....................    108,043

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      18

________________________________________________________________________________

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                Par                                      Value
               Value                                    (Note 2)
              -------                                  -----------
                       SLM Corp.
              225,000  3.625%, due 03/17/08........... $   224,256
                       U.S. Bancorp
              200,000  3.125%, due 03/15/08...........     197,421
                       Wachovia Corp.
              400,000  6.700%, due 06/21/04...........     410,218
              200,000  4.850%, due 07/30/07...........     215,808
                       Wells Fargo & Co.
              176,000  6.125%, due 02/15/06...........     189,868
              210,000  6.875%, due 04/01/06...........     231,684
              150,000  3.500%, due 04/04/08...........     150,626
                                                       -----------
                                                         2,295,920
                                                       -----------
                       Health Care - 0.77%
                       Cardinal Health, Inc.
              200,000  4.450%, due 06/30/05...........     207,588
                                                       -----------
                       Retail - 0.71%
                       Lowe's Cos., Inc.
              175,000  6.375%, due 12/15/05...........     189,281
                                                       -----------
                       Technology - 1.40%
                       Applied Materials, Inc.
              150,000  7.000%, due 09/06/05...........     161,970
                       Texas Instruments, Inc.
              200,000  6.125%, due 02/01/06...........     215,187
                                                       -----------
                                                           377,157
                                                       -----------
                       Total Corporate Notes and Bonds
                       (Cost $3,073,073)..............   3,069,946
                                                       -----------
              Total Investments - 98.43%                26,458,732
                                                       -----------
              (Cost $22,779,345)
              Net Other Assets and Liabilities - 1.57%     423,114
                                                       -----------
              Net Assets - 100.00%                     $26,881,846
                                                       ===========

------------------
* Non-income producing security.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      19

                           Sierra Club Balanced Fund

________________________________________________________________________________

                   Growth of $10,000 Investment in the Fund


                                    [CHART]

                             Sierra Club                      Blended
                            Balanced Fund                     Index 1
      1/12003                  10000                           10000
    3/31/2003                   9820                            9866
    6/30/2003                  10810                           10867
    9/30/2003                  10910                           11037
   12/31/2003                  11865                           11847

                         Average Annual Total Return:

                1 Year                                   18.65%
                Since Inception*                         18.65%

* The Fund commenced operations on January 1, 2003.
/1/ 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in these indices.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sierraclubfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      20

________________________________________________________________________________

                                            Statement of Assets and Liabilities


                                                  Sierra Club  Sierra Club
                                                  Stock Fund  Balanced Fund
                                                  ----------- -------------
     ASSETS:
       Investments, at value..................... $7,627,599   $26,458,732
       Cash and cash equivalents.................    530,646       399,389
       Receivable for shares sold................     18,700            --
       Receivable from adviser...................     10,356         5,631
       Interest and dividend receivable..........      7,673       133,472
       Prepaid expenses..........................        192         1,261
                                                  ----------   -----------
        Total Assets.............................  8,195,166    26,998,485
                                                  ----------   -----------
     LIABILITIES:
       Payable for investments purchased.........         --        61,563
       Payable for shares redeemed...............         --           141
       Accrued expenses and other liabilities....     39,684        54,935
                                                  ----------   -----------
        Total Liabilities........................     39,684       116,639
                                                  ----------   -----------
     NET ASSETS.................................. $8,155,482   $26,881,846
                                                  ==========   ===========
     NET ASSETS consist of:
       Paid-in capital (Note 4).................. $6,993,701   $23,015,461
       Accumulated net realized gain/(loss) on
        investments..............................    (43,411)      186,998
       Net unrealized appreciation...............  1,205,192     3,679,387
                                                  ----------   -----------
     Total Net Assets............................ $8,155,482   $26,881,846
                                                  ==========   ===========
     Investments, at Cost........................ $6,422,407   $22,779,345
     Pricing of Shares
       Net Asset Value, offering, and redemption
        price per share.......................... $    10.39   $     11.66
       Net Assets................................ $8,155,482   $26,881,846
       Shares of beneficial interest
        outstanding..............................    785,206     2,306,005

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      21

________________________________________________________________________________

Statement of Operations
For the Year Ended December 31, 2003


                                             Sierra Club    Sierra Club
                                             Stock Fund  Balanced Fund/(1)/
                                             ----------- -----------------
    INVESTMENT INCOME:
      Interest, net of premium amortization
       and discount accretion............... $    1,110     $  204,664
      Dividends.............................     34,508        139,883
      Foreign taxes withheld................        (51)          (195)
                                             ----------     ----------
       Total investment income..............     35,567        344,352
                                             ----------     ----------
    EXPENSES:
      Investment advisory fee...............     39,812        219,323
      Administration fee....................      6,153         34,377
      Custodian fee.........................     51,771         32,620
      Fund accounting fee...................     58,471         54,027
      Legal and audit fee...................     32,810        111,616
      Transfer agent fee....................     26,511         18,116
      Directors' fees and expenses..........      1,120          9,894
      Printing fees.........................      6,682          2,338
      Registration/filing fees..............     14,591         13,196
      Report to shareholder fees............      3,556         39,187
      Distribution and service fees.........      5,574         62,997
      Other.................................      4,746          8,848
                                             ----------     ----------
       Total expenses before waiver.........    251,797        606,539
       Less fees waived/reimbursed by
        investment adviser..................   (178,542)      (177,210)
                                             ----------     ----------
       Total net expenses...................     73,255        429,329
                                             ----------     ----------
    NET INVESTMENT LOSS.....................    (37,688)       (84,977)
                                             ----------     ----------
    Net realized gain on investments........    173,985        658,671
    Net change in unrealized appreciation/
     (depreciation) on investments..........  1,178,014      3,679,387
                                             ----------     ----------
    NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS....................  1,351,999      4,338,058
                                             ----------     ----------
    NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS.............. $1,314,311     $4,253,081
                                             ==========     ==========

------------------
(1) The Fund commenced operations on January 1, 2003.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      22

________________________________________________________________________________

                                             Statement of Changes in Net Assets


                                                 Sierra Club Stock Fund
                                               -------------------------
                                                Year Ended    Year Ended
                                               December 31,  December 31,
                                                   2003          2002
                                               ------------ ------------
     Operations:
       Net investment loss....................  $  (37,688) $    (76,022)
       Net realized gain/(loss) on
        investments...........................     173,985    (4,875,714)
       Net change in unrealized appreciation/
        (depreciation) on investments.........   1,178,014      (894,478)
                                                ----------  ------------
       Net increase/(decrease) in net assets
        resulting from operations.............   1,314,311    (5,846,214)
                                                ----------  ------------
     Share Transactions:
       Proceeds from sale of shares...........   6,643,337        83,529
       Cost of shares redeemed, net of
        redemption fees (Note 4)..............    (320,367)  (19,621,952)*
                                                ----------  ------------
       Net increase/(decrease) from share
        transactions..........................   6,322,970   (19,538,423)
                                                ----------  ------------
       Net increase/(decrease) in net assets..   7,637,281   (25,384,637)
                                                ----------  ------------
     NET ASSETS:
       Beginning of year......................     518,201    25,902,838
                                                ----------  ------------
       End of year............................  $8,155,482  $    518,201
                                                ==========  ============
     OTHER INFORMATION:
     Share Transactions:
       Sold...................................     756,410         8,931
       Redeemed...............................     (37,076)   (2,453,076)
                                                ----------  ------------
       Net increase/(decrease) in shares
        outstanding...........................     719,334    (2,444,145)
                                                ==========  ============

------------------
* Includes in-kind redemption of $19,199,636.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      23

________________________________________________________________________________

                                                               Sierra Club
                                                            Balanced Fund/(1)/
                                                            -----------------
                                                               Year Ended
                                                              December 31,
                                                                  2003
                                                            -----------------
  Operations:
   Net investment loss.....................................    $   (84,977)
   Net realized gain on investments........................        658,671
   Net change in unrealized appreciation/(depreciation) on
    investments............................................      3,679,387
                                                               -----------
   Net increase in net assets resulting from operations....      4,253,081
                                                               -----------
  Distributions to shareholders:
   From net realized gains on investments..................       (466,184)
                                                               -----------
   Total distributions.....................................       (466,184)
                                                               -----------
  Share Transactions:
   Proceeds from sale of shares............................     23,920,377
   Issued to shareholders in reinvestment of distributions.        406,537
   Cost of shares redeemed, net of redemption fees (Note 4)     (1,231,965)
                                                               -----------
   Net increase from share transactions....................     23,094,949
                                                               -----------
   Net increase in net assets..............................     26,881,846
                                                               -----------
  NET ASSETS:
   Beginning of year.......................................             --
                                                               -----------
   End of year.............................................    $26,881,846
                                                               ===========
  OTHER INFORMATION:
  Share Transactions:
   Sold....................................................      2,379,129
   Issued to shareholders in reinvestment of distributions.         34,806
   Redeemed................................................       (107,930)
                                                               -----------
   Net increase in shares outstanding......................      2,306,005
                                                               ===========

------------------
(1) The Fund commenced operations on January 1, 2003.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      24

________________________________________________________________________________

                                                           Financial Highlights
                       For a Share outstanding throughout the periods presented


                                               Sierra Club Stock Fund
                                       ------------------------------------
                                        Year Ended   Year Ended   Year Ended
                                       December 31, December 31, December 31,
                                           2003         2002         2001
                                       ------------ ------------ ------------
  Net Asset Value, Beginning of
   Period.............................    $ 7.87      $ 10.32      $ 11.96
  Income/(loss) from Operations:
    Net investment income/(loss)......     (0.05)       (1.15)       (0.02)
    Net realized and unrealized gain/
     (loss) on investments............      2.57        (1.30)       (1.62)
                                          ------      -------      -------
     Total from Operations............      2.52        (2.45)       (1.64)
                                          ------      -------      -------
  Redemption fees added to paid in
   capital (Note 4)...................       -- +         -- +          --
                                          ------      -------      -------
  Net increase/(decrease) in net asset
   value..............................      2.52        (2.45)       (1.64)
                                          ------      -------      -------
  Net Asset Value, End of Period......    $10.39      $  7.87      $ 10.32
                                          ======      =======      =======
  Total Return........................     32.02%      (23.74)%     (13.71)%
  Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...    $8,155      $   518      $25,903
  Ratios to average net assets:.......
    Net investment income/(loss)
     including reimbursement/
     waiver...........................     (0.95)%      (0.34)%      (0.15)%
    Operating expenses including
     reimbursement/waiver.............      1.84%        1.86%        1.50%
    Operating expenses excluding
     reimbursement/waiver.............      6.32%        1.96%        1.91%
  Portfolio turnover rate.............        56%          88%          73%

------------------
+  Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      25

________________________________________________________________________________

Financial Highlights
For a Share outstanding throughout the periods presented (continued)

                                                   Sierra Club Stock Fund
                                                  -----------------------
                                                   Year Ended   Year Ended
                                                  December 31, December 31,
                                                      2000         1999
                                                  ------------ ------------
    Net Asset Value, Beginning of Period.........   $ 14.38      $ 12.08
    Income/(loss) from Operations:
      Net investment income/(loss)...............      0.01          -- +
      Net realized and unrealized gain/(loss) on
       investments...............................     (0.53)        2.36
                                                    -------      -------
       Total from Operations.....................     (0.52)        2.36
                                                    -------      -------
    Less Distributions:
      From net investments income................     (0.01)         -- +
      From capital gains.........................     (1.89)       (0.06)
      Tax return of capital......................       -- +          --
                                                    -------      -------
       Total Distributions:......................     (1.90)       (0.06)
                                                    -------      -------
    Redemption fees added to paid in capital
     (Note 4)....................................        --           --
                                                    -------      -------
    Net increase/(decrease) in net asset value...     (2.42)        2.30
                                                    -------      -------
    Net Asset Value, End of Period...............   $ 11.96      $ 14.38
                                                    =======      =======
    Total Return.................................     (3.81)%      19.50%
    Ratios/Supplemental Data:
    Net Assets, End of Period (000's)............   $29,833      $40,432
    Ratios to average net assets:................
      Net investment income/(loss) including
       reimbursement/waiver......................      0.06%       (0.02)%
      Operating expenses including
       reimbursement/waiver......................      1.48%        1.40%
      Operating expenses excluding
       reimbursement/waiver......................      1.79%        1.46%
    Portfolio turnover rate......................       105%          30%

------------------
+  Amount represents less than $0.01 per share.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2003
                                      26

________________________________________________________________________________

                                                           Financial Highlights
                       For a Share outstanding throughout the periods presented

                                                              Sierra Club
                                                                Balanced
                                                               Fund /(1)/
                                                              ------------
                                                               Year Ended
                                                              December 31,
                                                                  2003
                                                              ------------
     Net Asset Value, Beginning of Period....................   $ 10.00
     Income/(loss) from Operations:
       Net investment loss...................................     (0.04)
       Net realized and unrealized gain on investments.......      1.90
                                                                -------
        Total from Operations................................      1.86
                                                                -------
     Less Distributions:
       From capital gains....................................     (0.20)
                                                                -------
        Total Distributions:.................................     (0.20)
                                                                -------
     Redemption fees added to paid in capital (Note 4).......       -- +
                                                                -------
     Net increase in net asset value.........................      1.66
                                                                -------
     Net Asset Value, End of Period..........................   $ 11.66
                                                                =======
     Total Return............................................     18.65%
     Ratios/Supplemental Data:
     Net Assets, End of Period (000's).......................   $26,882
     Ratio to average net assets:
       Net investment income/(loss) including reimbursement/
        waiver...............................................     (0.36)%
       Operating expenses including reimbursement/waiver.....      1.84%
       Operating expenses excluding reimbursement/waiver.....      2.60%
     Portfolio turnover rate.................................        62%

------------------
 +  Amount represents less than $0.01 per share.
(1) Fund commenced operations on January 1, 2003.

________________________________________________________________________________
December 31, 2003                              See Notes to Financial Statements
                                      27

________________________________________________________________________________

Notes to Financial Statements


1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2003, the Company offered seven investment portfolios. This annual report describes two portfolios offered by the Company. The accompanying financial statements and financial highlights are those of the Sierra Club Stock Fund (the "Stock Fund") and the Sierra Club Balanced Fund (the "Balanced Fund") (each a "Fund" and collectively the "Funds"). The financial statements and financial highlights of the other Funds in the series are disclosed in a separate annual report.

The Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. The Balanced Fund seeks to achieve a competitive total return through capital appreciation and current income. The Balanced Fund actively manages a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria.

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that

________________________________________________________________________________
                                                              December 31, 2003
                                      28

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisors using methodologies approved by the Board of Directors.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly for the Balanced Fund and annually for the Stock Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying

________________________________________________________________________________
December 31, 2003
                                      29

________________________________________________________________________________

Notes to Financial Statements
(continued)

financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

Federal Income Taxes: The Company treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a

________________________________________________________________________________
                                                              December 31, 2003
                                      30

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss an advantageous price or yield.

3.  Transactions with Affiliates
The Company has entered into an investment management agreement with Forward Management, LLC ("Forward" or the "Advisor") pursuant to which Forward provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Stock Fund, 1.00%; and the Balanced Fund, 0.94%.

Forward has entered into investment sub-advisory agreements with Harris Bretall Sullivan Smith L.L.C. ("Harris Bretall") and New York Life Investment Management LLC ("NYLIM") for the Stock Fund and Balanced Fund whereby each of Harris Bretall and NYLIM manage roughly equal portions of each Fund's assets. Pursuant to these agreements, Harris Bretall provides investment sub-advisory services to the Funds and is entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: the Stock Fund, 0.45% on the first $100 million, 0.40% on the next $150 million, 0.35% on the next $250 million, and 0.30% on assets over $500 million; the Balanced Fund, 0.41% on the first $100 million, 0.32% on the next $150 million, 0.27% on the next $250 million, and 0.24% on assets over $500. NYLIM provides investment sub-advisory services to the Funds and is entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: the Stock Fund, 0.45% on the first $100 million, 0.40% on the next $150 million, 0.35% on the next $250 million and 0.30% on assets over $500 million; the Balanced Fund, 0.37% on the first $100 million, 0.32% on the next $150 million, 0.27% on the next $250 million, and 0.22% on assets over $500 million. In addition, Harris Bretall and NYLIM have each agreed under their sub-advisory agreements to reduce the fees they would have received for the calendar year ending 2003 by 50%.

________________________________________________________________________________
December 31, 2003
                                      31

________________________________________________________________________________

Notes to Financial Statements
(continued)


Waiver of Fees
The Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses. These waivers and/or reimbursements will continue until January 1, 2005. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2003 have been limited to 1.84% for the Stock Fund and Balanced Fund. Any waiver or reimbursement by the Advisor is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

For the year ended December 31, 2003, the fee waivers and/or reimbursements were as follows:

                                Fees     Expenses
                              Waived by Reimbursed
                     Fund      Advisor  by Advisor  Total
                     ----     --------- ---------- --------
                     Stock    $ 39,812   $138,730  $178,542
                     Balanced  177,210         --   177,210

During the year ended December 31, 2003, the Advisor did not recoup any waived fees or reimbursed expenses.

At December 31, 2003, the balance of recoupable expenses for each Fund was:

                  Fund       2001    2002     2003    Total
                  ----     -------- ------- -------- --------
                  Stock    $109,507 $22,300 $178,542 $310,349
                  Balanced       --      --  177,210  177,210

Distribution Plan
The Investor Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay distribution fees. In addition, the Investor Class shares of the Funds have a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund's average net assets. The expenses of the Distribution and Shareholder

________________________________________________________________________________
                                                              December 31, 2003
                                      32

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

Servicing Plans are reflected as distribution and service fees in the Statement of Operations.

PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Company has entered into an administration agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. PFPC also serves as the Company's transfer agent and dividend paying agent.

Directors
Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently six directors, four of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Each non-interested Director receives $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One interested Director also receives $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). The other interested Director does not receive any compensation by the Funds.

Indemnifications
Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share. Each Fund currently offers only one class of shares called the Investor Class shares. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued

________________________________________________________________________________
December 31, 2003
                                      33

________________________________________________________________________________

Notes to Financial Statements
(continued)

and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares exchanged or redeemed within 60 days of purchase will incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the "cost of shares redeemed" in the Statement of Changes in Net Assets.

The following entities owned of record or beneficially, as of December 31, 2003, 5% or greater of any class of the Funds outstanding equity securities:

           Fund                     Name                  Percentage
           ----     ------------------------------------- ----------
           Stock    Sierra Club Life Member Stock Fund      41.45%
                    Sierra Club Unrestricted Stock Fund     23.46%
                    Charles Schwab & Co., Inc.              11.03%
                    Sutton Place Associates LLC              7.91%
           Balanced Sutton Place Associates LLC             83.70%
                    Sierra Club Life Member Balanced Fund   11.16%

5.  Purchases and Sales of Investments
Investment transactions for the year ended December 31, 2003, excluding temporary short-term investments, were as follows:

                          Cost of Investments  Proceeds from
                 Fund          Purchased      Investments Sold
                 ----     ------------------- ----------------
                 Stock        $ 7,794,410       $ 1,959,848
                 Balanced      34,952,610        12,817,299

6.  Tax Basis Information
Reclassifications
At December 31, 2003, permanent differences in book and tax accounting have been reclassified as follows:

                       Increase/  Increase/(Decrease)   Increase
                       (Decrease)     Accumulated     Accumulated
                        Paid-In     Net Investment    Net Realized
              Fund      Capital      Income/(Loss)    Gain/(Loss)
              ----     ---------- ------------------- ------------
              Stock     $  2,250        $37,688         $(39,938)
              Balanced   (79,488)        84,977           (5,489)

________________________________________________________________________________
                                                              December 31, 2003
                                      34

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


Tax Basis of Investments
At December 31, 2003, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

                                  Gross        Gross         Net
                     Cost of    Unrealized   Unrealized   Unrealized
          Fund     Investments Appreciation Depreciation Appreciation
          ----     ----------- ------------ ------------ ------------
          Stock    $ 6,420,603  $1,225,542    $(18,546)   $1,206,996
          Balanced  22,774,280   3,782,857     (98,405)    3,684,452

Capital Loss Carryforwards
The Stock Fund had a net capital loss carryforward for Federal income tax purposes at December 31, 2003 of $152,107. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

Tax Basis of Distributable Earnings/(Accumulated Losses)
At December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                                               Balanced
                                                  Stock Fund     Fund
                                                  ----------  ----------
        Accumulated capital loss carryforward     $ (152,107)         --
        Net unrealized appreciation                1,206,996  $3,684,452
        Undistributed short-term gain                 83,180     178,433
        Undistributed long-term gain                  23,712       3,500
                                                  ----------  ----------
        Total distributable earnings/(accumulated
         losses)                                   1,161,781   3,866,385

________________________________________________________________________________
December 31, 2003
                                      35

________________________________________________________________________________

Notes to Financial Statements
(continued)


Tax Basis of Distributions to Shareholders
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

                                    2003       2003
                                  Ordinary  Long-Term
                                   Income  Capital Gain
                         Fund      Total      Total
                         ----     -------- ------------
                         Balanced $465,051    $1,133

7.  Foreign Securities
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

________________________________________________________________________________
                                                              December 31, 2003
                                      36

________________________________________________________________________________

Report of Independent Auditors


To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sierra Club Stock Fund and Sierra Club Balanced Fund (the "Funds") at December 31, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Funds for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2004

________________________________________________________________________________
December 31, 2003
                                      37

________________________________________________________________________________

TAX INFORMATION (unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Balanced Fund designates $1,133 as a long-term capital gain dividend.

The Balanced Fund designates 20.51% of the income dividends distributed between January 1, 2003 and December 31, 2003, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.


________________________________________________________________________________
                                                              December 31, 2003
                                      38

________________________________________________________________________________

                  ADDITIONAL COMPANY INFORMATION (Unaudited)

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.
NON-INTERESTED DIRECTORS:

                                                                                                  Number of
                              Term of                                                              Funds in
               Position(s)  Office and                                                           Fund Complex
Name, Address,  Held with    Length of                                                           Overseen by  Other Directorships
   and Age*    the Company Time Served**     Principal Occupation(s) During Past Five Years        Director   Held by Director***
-------------- ----------- ------------- ------------------------------------------------------- ------------ -------------------
Kenneth V.      Director    Since 2003   Financial Consultant, Securities Arbitrator, Expert          7              None.
 Domingues                               Witness, Estate and Trust Administrator (1999-present);
Age: 70                                  Technical Consultant to the California State Board of
                                         Accountancy (2002-present); Chief Accountant,
                                         Division of Investment Management, U.S. Securities and
                                         Exchange Commission (1998-1999); Senior Vice
                                         President and Chief Financial Officer, Franklin
                                         Templeton Group, an investment management
                                         company (1987-1997).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

________________________________________________________________________________
December 31, 2003
                                      39

________________________________________________________________________________

NON-INTERESTED DIRECTORS:

                                                                                                      Number of
                                 Term of                                                               Funds in
                  Position(s)  Office and                                                            Fund Complex
 Name, Address,    Held with    Length of                                                            Overseen by
    and Age*      the Company Time Served**      Principal Occupation(s) During Past Five Years        Director
----------------- ----------- ------------- -------------------------------------------------------- ------------
Haig G. Mardikian Director    Since 1998    Owner of Haig G. Mardikian Enterprises, a real estate         7
Age: 56                                     investment business (1971-present); a General Partner
                                            of M&B Development, a real estate investment business
                                            (1983-present); General Partner of George M.
                                            Mardikian Enterprises, a real estate investment business
                                            (1983-2002); President and Director of Adiuvana-Invest,
                                            Inc., a real estate investment business (1989-present);
                                            Vice Chairman and Trustee of the William Saroyan
                                            Foundation (1992-present). Mr. Mardikian has served as
                                            Managing Director of the United Broadcasting
                                            Company, radio broadcasting (1983-2001) and
                                            Chairman and Director of SIFE Trust Fund (1978-2002).
                                            He serves as a director of the Downtown Association of
                                            San Francisco (1982-present) and the Market Street
                                            Association (1982-present) and as a trustee of Trinity
                                            College (1998-present); the Herbert Hoover
                                            Presidential Library (1997-present); the Herbert Hoover
                                            Foundation (2002-present) and the Advisor California
                                            Civil Liberties Public Education Fund (1997-present).



                                                         Other Directorships
     Principal Occupation(s) During Past Five Years      Held by Director***
-------------------------------------------------------- -------------------
Owner of Haig G. Mardikian Enterprises, a real estate    None.
investment business (1971-present); a General Partner
of M&B Development, a real estate investment business
(1983-present); General Partner of George M.
Mardikian Enterprises, a real estate investment business
(1983-2002); President and Director of Adiuvana-Invest,
Inc., a real estate investment business (1989-present);
Vice Chairman and Trustee of the William Saroyan
Foundation (1992-present). Mr. Mardikian has served as
Managing Director of the United Broadcasting
Company, radio broadcasting (1983-2001) and
Chairman and Director of SIFE Trust Fund (1978-2002).
He serves as a director of the Downtown Association of
San Francisco (1982-present) and the Market Street
Association (1982-present) and as a trustee of Trinity
College (1998-present); the Herbert Hoover
Presidential Library (1997-present); the Herbert Hoover
Foundation (2002-present) and the Advisor California
Civil Liberties Public Education Fund (1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

________________________________________________________________________________
                                                              December 31, 2003
                                      40

________________________________________________________________________________

NON-INTERESTED DIRECTORS:

                                                                                                 Number of
                               Term of                                                            Funds in
                Position(s)  Office and                                                         Fund Complex
Name, Address,   Held with    Length of                                                         Overseen by
   and Age*     the Company Time Served**    Principal Occupation(s) During Past Five Years       Director
--------------- ----------- ------------- ----------------------------------------------------- ------------
Leo T. McCarthy Director    Since 1998    President, The Daniel Group, an investment                 7
Age: 73                                   partnership (January 1995-present); Trustee, Jesuit
                                          School of Theology (March 2001-present), Director of
                                          Red Chamber, a seafood import company (1997-
                                          present) and Director, Accela, Inc., a software
                                          company (March 1998-present).




Donald O'Connor Director    Since 2000    Financial Consultant (1997-present); Retired Vice          7
Age: 66                                   President of Operations, Investment Company Institute
                                          ("ICI"), a mutual fund trade association (May 1969-
                                          June 1993); Executive Vice President and Chief
                                          Operating Officer, ICI Mutual Insurance Company, an
                                          insurance company (1987-1997); Chief, Branch of
                                          Market Surveillance, Securities and Exchange
                                          Commission (1964-1969).



                                                       Other Directorships
   Principal Occupation(s) During Past Five Years      Held by Director***
----------------------------------------------------- ---------------------
President, The Daniel Group, an investment            Trustee, Parnassus
partnership (January 1995-present); Trustee, Jesuit   Fund (1) (December
School of Theology (March 2001-present), Director of  1997-April 2002);
Red Chamber, a seafood import company (1997-          Director, Linear
present) and Director, Accela, Inc., a software       Technology
company (March 1998-present).                         Corporation, a
                                                      manufacturing
                                                      company (July 1994-
                                                      present).

Financial Consultant (1997-present); Retired Vice     Trustee of the
President of Operations, Investment Company Institute Advisors Series Trust
("ICI"), a mutual fund trade association (May 1969-   (15) (1997-present).
June 1993); Executive Vice President and Chief
Operating Officer, ICI Mutual Insurance Company, an
insurance company (1987-1997); Chief, Branch of
Market Surveillance, Securities and Exchange
Commission (1964-1969).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

________________________________________________________________________________
December 31, 2003
                                      41

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                                   Number of
                              Term of                                                               Funds in
               Position(s)  Office and                                                            Fund Complex
Name, Address,  Held with    Length of                                                            Overseen by
   and Age*    the Company Time Served**      Principal Occupation(s) During Past Five Years        Director
-------------- ----------- ------------- -------------------------------------------------------- ------------
J. Alan Reid,  President,  Since 2001    President of Forward Management, LLC, an investment           7
 Jr.****       Director                  advisor ("Forward Management," formerly known as
Age: 41                                  Webster Investment Management Co., LLC) (April
                                         2001-present), Internet Brokerage Manager, Morgan
                                         Stanley Online, a financial services company (1999-
                                         2001); Executive Vice President and Treasurer,
                                         Webster Investment Management Co., LLC (1998-
                                         1999); Vice President, Regional Director, Investment
                                         Consulting Services, Morgan Stanley, Dean Witter,
                                         Discover & Co., a financial services company (July
                                         1992-February 1998); Vice President, Regional
                                         Director, Investment Consulting Services, Dean Witter,
                                         a financial services company (May 1994-September
                                         1997); Vice President, Director of Centerpoint, a public
                                         health and welfare organization (January 1997-present).



                                                         Other Directorships
     Principal Occupation(s) During Past Five Years      Held by Director***
-------------------------------------------------------- --------------------
President of Forward Management, LLC, an investment      Director of SunGuard
advisor ("Forward Management," formerly known as         Expert Solutions and
Webster Investment Management Co., LLC) (April           FOLIOfn.
2001-present), Internet Brokerage Manager, Morgan
Stanley Online, a financial services company (1999-
2001); Executive Vice President and Treasurer,
Webster Investment Management Co., LLC (1998-
1999); Vice President, Regional Director, Investment
Consulting Services, Morgan Stanley, Dean Witter,
Discover & Co., a financial services company (July
1992-February 1998); Vice President, Regional
Director, Investment Consulting Services, Dean Witter,
a financial services company (May 1994-September
1997); Vice President, Director of Centerpoint, a public
health and welfare organization (January 1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.

________________________________________________________________________________
                                                              December 31, 2003
                                      42

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                                   Number of
                              Term of                                                               Funds in
               Position(s)  Office and                                                            Fund Complex
Name, Address,  Held with    Length of                                                            Overseen by
   and Age*    the Company Time Served**      Principal Occupation(s) During Past Five Years        Director
-------------- ----------- ------------- -------------------------------------------------------- ------------
DeWitt F.      Director    Since 2000    Principal, Pension Investment Consulting, a consulting        7
 Bowman*****                             company (February 1994-present); Interim Treasurer
Age: 73                                  and Vice President for Investments, Regents of the
                                         University of California (September 2000-April 2001);
                                         Treasurer of Pacific Pension Institute, a non-profit
                                         education organization (February 1994-2002);
                                         Treasurer of Edgewood Center for Children and
                                         Families, a non-profit care center (March 1994-present).
                                         He serves as a director of the Episcopal Diocese of
                                         California, a non-profit religious organization (June
                                         1964-present) and RREEF America REIT, Inc. (May
                                         1994-present) and as a trustee of the Pacific Gas and
                                         Electric Nuclear Decommissioning Trust Fund, a
                                         decommissioning trust (March 1994-present) and the
                                         PCG Private Equity Fund, a private equity fund of funds
                                         (May 1998-present).



                                                          Other Directorships
     Principal Occupation(s) During Past Five Years       Held by Director***
-------------------------------------------------------- ----------------------
Principal, Pension Investment Consulting, a consulting   Trustee of the
company (February 1994-present); Interim Treasurer       Brandes Institutional
and Vice President for Investments, Regents of the       International Fund (1)
University of California (September 2000-April 2001);    (May 1995-present).
Treasurer of Pacific Pension Institute, a non-profit
education organization (February 1994-2002);
Treasurer of Edgewood Center for Children and
Families, a non-profit care center (March 1994-present).
He serves as a director of the Episcopal Diocese of
California, a non-profit religious organization (June
1964-present) and RREEF America REIT, Inc. (May
1994-present) and as a trustee of the Pacific Gas and
Electric Nuclear Decommissioning Trust Fund, a
decommissioning trust (March 1994-present) and the
PCG Private Equity Fund, a private equity fund of funds
(May 1998-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to the Company in the future.

________________________________________________________________________________
December 31, 2003
                                      43

________________________________________________________________________________

OFFICERS:

                                                                                                          Number of
                                    Term of                                                             Portfolios in
                      Position(s)  Office and                                                           Fund Complex
   Name, Address,      Held with   Length of                                                             Overseen by
      and Age         the Company Time Served*      Principal Occupation(s) During Past Five Years        Director
--------------------- ----------- ------------ -------------------------------------------------------- -------------
John P. McGowan       Treasurer   Since 1999   Senior Vice President and Chief Operating Officer,            N/A
433 California Street                          Forward Management, LLC (June 1999-present); Vice
Suite 1010                                     President, Client Services, First Data Investor Services
San Francisco, CA                              Group, a mutual fund administrator (June 1998-May
94104                                          1999); Assistant Vice President, Trust and Investment
Age: 37                                        Services Division, M & T Bank, an investment adviser
                                               (1992-1998).

Lori V. Russell       Secretary   Since 2002   Associate Counsel at PFPC Inc. since 2002; Associate          N/A
4400 Computer Drive                            Counsel at Investors Bank & Trust Company, a financial
Westborough, MA                                service provider (2001-2002); Manager in the
01581                                          Regulatory Administration Department of PFPC Inc.
Age: 32                                        (1998-2001).



                                                         Other Directorships
     Principal Occupation(s) During Past Five Years       Held by Director
-------------------------------------------------------- -------------------
Senior Vice President and Chief Operating Officer,       N/A
Forward Management, LLC (June 1999-present); Vice
President, Client Services, First Data Investor Services
Group, a mutual fund administrator (June 1998-May
1999); Assistant Vice President, Trust and Investment
Services Division, M & T Bank, an investment adviser
(1992-1998).

Associate Counsel at PFPC Inc. since 2002; Associate     N/A
Counsel at Investors Bank & Trust Company, a financial
service provider (2001-2002); Manager in the
Regulatory Administration Department of PFPC Inc.
(1998-2001).

------------------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

________________________________________________________________________________
                                                              December 31, 2003
                                      44

           Investment Advisor
      Forward Management, LLC
            San Francisco, CA

                  Distributor
      PFPC Distributors, Inc.
          King of Prussia, PA

                      Counsel
                  Dechert LLP
               Washington, DC

         Independent Auditors
  PricewaterhouseCoopers, LLP
            San Francisco, CA

                    Custodian
Brown Brothers Harriman & Co.
                   Boston, MA

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

Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kenneth V. Domingues is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.

Item 4. Principal Accountant Fees and Services.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,000 in 2003 and $73,000 in 2002.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are NONE in 2003 and $21,500 in 2002.

          Audit-related fees for 2002 represent services provided for the review of the U. S. Equity Fund redemption-in-kind and accounting advise provided on Reflow.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 in 2003 and $7,000 in 2002.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item are NONE.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Registrant's Audit Committee has established polices and procedures for pre-approval of all audit and permissible non-audit services provided by its independent accountant ("Auditor"). Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) 100%

               (c) 100%

               (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was NONE.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $54,000 in 2003 and $28,000 in 2002.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Forward Funds, Inc.

By (Signature and Title)*  /s/ J. Alan Reid
                         -------------------------------------------------------
                           J. Alan Reid, President & Director

Date                       3/9/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ J. Alan Reid
                         -------------------------------------------------------
                           J. Alan Reid, President & Director

Date                       3/9/2004

By (Signature and Title)*  /s/ John P. McGowan
                         -------------------------------------------------------
                           John P. McGowan, Treasurer

Date                       3/9/2004

* Print the name and title of each signing officer under his or her signature.